RESCISSION, RESTRUCTURING
                            AND ASSIGNMENT AGREEMENT

      This Rescission, Restructuring and Assignment Agreement (this "AGREEMENT") is entered into as of January 27, 2005, by and among Integrated Healthcare Holdings, Inc., a Nevada corporation (the "COMPANY"), Kali P. Chaudhuri, M.D. ("DR. CHAUDHURI"), William E. Thomas ("THOMAS") (for purposes of Sections 3 and 10 only), Anil V. Shah, M.D. ("DR. SHAH") (for purposes of Sections 2(a) and 9 only), and Orange County Physicians Investment Network, LLC, a Nevada limited liability company ("OC-PIN").

                                 R E C I T A L S

      A. The Company and Dr. Chaudhuri are parties to a Secured Convertible Note Purchase Agreement dated as of September 28, 2004, which was amended by a First Amendment to Secured Convertible Note Purchase Agreement dated as of November 16, 2004 (collectively, the "PURCHASE AGREEMENT"), pursuant to which Dr. Chaudhuri was issued a $500,000 Secured Convertible Promissory Note ("CONVERTIBLE NOTE"), a $10,000,000 Secured Promissory Note ("SECURED NOTE"), and a Stock Option Agreement dated November 16, 2004 ("STOCK OPTION AGREEMENT").

      B. The Company is in default of its obligation to repay the Convertible Note by December 31, 2004.

      C. The Company desires that OC-PIN invest in the Company.

      D. Dr. Chaudhuri and Dr. Shah, an authorized representative and affiliate of OC-PIN, are parties to a Non-Circumvention Agreement dated November 11, 2004 ("NON-CIRCUMVENTION AGREEMENT").

      E. As a condition to investment, OC-PIN has requested that the Convertible Note, the Secured Note, the Stock Option Agreement and certain provisions of the Agreement be rescinded and canceled, and Dr. Chaudhuri restructure his financial arrangements with the Company, and that he terminate the Non-Circumvention Agreement. Dr. Chaudhuri is willing to reduce his contractual rights and participation and otherwise accommodate the Company and OC-PIN on the terms and subject to the conditions set forth in this Agreement.

      F. The parties acknowledge that Dr. Chaudhuri had the right to acquire a majority interest in the Company, which right he has agreed (subject to the conditions herein) to rescind, and accept in its place stock purchase warrants in favor of Dr. Chaudhuri and Thomas to acquire only up to (and not to exceed) 24.9% of the Company's capital stock, which warrants are not exercisable for two years from the date of issuance, and the Company and OC-PIN are willing to consent to this arrangement.

      G. The Company is a party to a definitive Asset Sale Agreement, dated September 29, 2004 (the "ASSET SALE AGREEMENT"), pursuant to which the Company has agreed to purchase four hospitals from subsidiaries of Tenet Healthcare Corporation located in Orange County, California, known as Western Medical Center - Santa Ana, Western Medical Center - Anaheim, Costal Communities Hospital, and Chapman Medical Center. The transactions contemplated under the Asset Sale Agreement are collectively referred to herein as the "TENET TRANSACTION".

      H. The Tenet Transaction has not yet closed, and the parties desire to reflect and memorialize certain understandings among them with respect to the Tenet Transaction. This Agreement is expressly conditioned upon Tenet's acceptance of the restructuring contemplated by this Agreement and its release of Dr. Chaudhuri from his guarantee of the Chapman lease.

                                A G R E E M E N T

      In consideration of the foregoing premises, the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to satisfaction of the conditions set forth in Section 9, the parties hereto hereby agree as follows:

      1. DEFINITIONS. For the purposes of this Agreement (including amendments to the Purchase Agreement contained herein), (i) unless otherwise set forth herein, capitalized terms or matters of construction deemed or established in the Purchase Agreement, as amended hereby, shall be applied herein as defined or established therein, and (ii) the term "FULLY-DILUTED" includes all shares of Common Stock of the Company issued and outstanding at the date in question plus all shares of Common Stock of the Company issuable (whether or not vested) at that date upon full exercise of all options, warrants or other rights to acquire Common Stock of the Company and full conversion of all securities convertible into Common Stock of the Company, but excluding from that amount up to 10,000,000 shares (or rights to acquire shares) of Common Stock per year to employees, consultants, officers or directors of the Company pursuant to stock option or restricted stock plans or agreements approved by the Company's Board of Directors.

      2.  RESCISSION  AND  CANCELLATION  OF  NOTES,  OPTION,   NON-CIRCUMVENTION
AGREEMENT AND CERTAIN PROVISIONS OF PURCHASE AGREEMENT.

            (a) Upon fulfillment of the conditions set forth in Section 9, the Convertible Note, the Secured Note, the Stock Option Agreement and the Non-Circumvention Agreement are hereby rescinded and canceled. Within two (2) business days after receipt of the $10,000,000 plus accrued interest referred to in Section 6, Dr. Chaudhuri shall, and he shall cause his attorneys and agents to, (i) return to the Company the originals of the Convertible Note and the Secured Note for cancellation and (ii) deliver to OC-PIN copies of all material agreements executed by Dr. Chaudhuri with the Company or in connection with the Tenet Transaction. Except as provided in this Agreement with respect to Thomas, Dr. Chaudhuri hereby represents and warrants to the Company that he has not, directly or indirectly, transferred, sold or syndicated any part of the securities that he received or was entitled to acquire from the Company.

            (b) The Purchase Agreement is hereby rescinded and canceled, except that the provisions of: (i) Section 1.7 thereof shall remain in effect (as amended by Section 4 below) (ii) Article II thereof shall remain in effect (as amended by Section 4 below) and shall be applicable to the shares of the Company's Common Stock issuable pursuant to the warrants described in Section 3 below; (iii) Articles III and IV thereof shall remain in effect and the provisions thereof shall be deemed to apply with respect to the issuances described in Section 3 below; and (iv) Section 5.3 thereof shall remain in effect for the benefit of both Dr. Chaudhuri and Thomas for so long as either of them holds either stock purchase warrants pursuant to the new warrants described in Section 3 below or shares of the Company's Common Stock obtained by them upon exercise thereof, provided, however that (A) Section 5.3 shall terminate and cease to have effect upon an acquisition of the Company by an unrelated third party and (B) each of Dr. Chaudhuri and Thomas shall execute appropriate confidentiality agreements in customary form with respect to information obtained pursuant to these sections.


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

            (c) Dr. Chaudhuri agrees to reasonably cooperate with the Company and California Department of Health Services at no or minimal cost to Dr. Chaudhuri by providing information and other reasonable assistance so that the Company may promptly complete the Tenet Transaction and obtain licensing of the hospital facilities to be acquired therein; provided that such cooperation shall not result in any material modification to this Agreement.

      3. ISSUANCE OF NEW NON-CONVERTIBLE NOTES AND WARRANTS; ASSIGNMENT TO THOMAS. The Company has agreed to issue to Dr. Chaudhuri (i) a new non-convertible secured promissory note reflecting amounts loaned to the Company by Dr. Chaudhuri as well as expenditures made by Dr. Chaudhuri on the Company's behalf or for the Company's benefit, plus accrued interest to date, and (ii) a new stock purchase warrant reflecting the right to purchase shares of the Company's Common Stock. Dr. Chaudhuri has assigned to Thomas certain of his rights with respect thereto, to which assignments the Company and OC-PIN hereby consent. As a result of the assignment, the parties acknowledge and agree that, within 48 hours after the execution of this Agreement, but dated and effective as of the date of this Agreement, the Company shall issue to (A) Dr. Chaudhuri a non-convertible secured promissory note, in substantially the form of Exhibit A-1, and in a principal amount equal to 80% of the sum of all amounts loaned by Dr. Chaudhuri to the Company or paid, advanced or incurred by Dr. Chaudhuri on behalf or for the benefit of the Company, or in connection with the Purchase Agreement and related documents, or in connection with the Tenet Transaction (collectively, the "ADVANCES"), (B) Thomas a non-convertible secured promissory note, in substantially the form of Exhibit A-2, and in a principal amount equal to 20% of the Advances (collectively, the "NEW NOTES"), (C) Dr. Chaudhuri a stock purchase warrant reflecting the right to purchase up to 60,000,000 shares of the Company's Common Stock (but not to exceed 20% of the Company's
Fully-Diluted capital stock) in substantially the form of Exhibit B-1 and (D) Thomas a stock purchase warrant reflecting the right to purchase up to 14,700,000 shares of the Company's Common Stock (but not to exceed 4.9% of the Company's Fully-Diluted capital stock) in substantially the form of Exhibit B-2 (collectively, the "NEW WARRANTS"). Repayment of the New Notes shall be guaranteed by OC-PIN pursuant to a General Continuing Guaranty substantially in the form of Exhibit C.

      4. CERTAIN AMENDMENTS.

            (a) Section 1.7 of the Purchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:


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

            "1.7 PRE-EMPTIVE RIGHTS.

                  1.7.1 GENERAL  PRE-EMPTIVE RIGHT.  Provided that Purchaser and
            William E. Thomas ("THOMAS") have exercised their Stock Purchase Warrants dated January 17, 2005, the Company hereby grants to Purchaser and Thomas a right of first refusal with respect to future sales by the Company of its equity securities or securities convertible into or exercisable for equity securities, where issuance of those securities would result in dilution of Purchaser's and Thomas's combined equity position to less than 24.9% of the Common Stock of the Company on a Fully-Diluted basis. Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of the Company's equity securities which would reduce Purchaser's and Thomas's combined equity position to below 24.9% (the "NEW SHARES"), the Company shall first make an offer to Purchaser and Thomas of such portion of the New Shares which would maintain Purchaser's and Thomas's combined equity position at a minimum of 24.9% (the "PRO RATA SHARE"). The closing of the sale of the Pro Rata Share shall occur simultaneously with the sale of the New Shares to other investors, and the Pro Rata Share shall be priced equal to the lowest price paid by any of the other investors, including any who may be purchasing New Shares by virtue of similar pre-emptive or other purchase rights.

                  1.7.2 TAG-ALONG  RIGHT RELATING TO OC-PIN.  The Company hereby grants to Purchaser and Thomas a purchase right with respect to future issuances by the Company of any of its securities to Anil V. Shah, M.D. or Orange County Physicians Investment Network, or affiliates of either of them (collectively, "OC-PIN GROUP"), where the issuance of such additional shares of Common Stock would result in the OC-PIN Group having been issued, in the aggregate, more than 187,240,000 shares of the Company's Common Stock on a Fully-Diluted basis (as adjusted for any stock splits, dividends, combinations or the like). Upon satisfaction of these conditions, Purchaser and Thomas shall have the right to acquire, for a period of 90 days following notification by the Company to Purchaser and Thomas that the pre-emptive right is triggered (which notice shall be given within 10 business days of such trigger), the same securities, and at the same price, as the member of the OC-PIN Group purchasing the Company's securities, in an amount that represents the same proportion as Purchaser's and Thomas's combined holdings of the Company's Common Stock on a Fully-Diluted basis bears to the OC-PIN Group's combined holdings of the Company's Common Stock on a Fully-Diluted basis immediately prior to the issuance in question.

                  1.7.3 EXCLUSIONS.  The rights in this Section 1.7 shall not be applicable to the issuance or sale of (i) securities issued pursuant to stock splits, stock dividends, or similar transactions; (ii) shares of Common Stock issued to employees, consultants, officers or directors of the company pursuant to stock option plans or restricted stock plans or agreements approved by the Company's Board of Directors; (iii) securities issued to financial institutions or lessors in connection with commercial credit arrangements, equipment financings, commercial property lease transactions, or similar transactions approved by the Board of Directors and not for the purpose of raising capital, (iv) shares of Common Stock issued in an underwritten public offering; or (v) securities issued in connection with bona fide acquisition transactions approved by the Board of Directors.


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

                  1.7.4 TERMINATION.  The pre-emptive rights in this Section 1.7 shall terminate and cease to have effect upon the earlier of (i) the closing of an acquisition of the Company to an unrelated third party or (ii) the later of one-half (3 1/2) years from the date of this Agreement or the termination of any similar pre-emptive rights granted to OC-PIN or its affiliates."

            (b) Article II of the Purchase Agreement is hereby amended to reflect that references to "Purchaser" or "the Holder" shall now mean Dr. Chaudhuri and Thomas. The definition of "REGISTRABLE SECURITIES" contained in
Section 2.1 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

            "`REGISTRABLE SECURITIES' means, collectively, any shares of common stock of the Company issued to Kali P. Chaudhuri, M.D. or William E. Thomas pursuant to Stock Purchase Warrants issued to those individuals on January 17, 2005, and any securities issued or issuable upon any stock dividend, stock split, recapitalization, merger, consolidation or similar event with respect to such shares of common stock. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement covering such securities shall have become effective under the 1933 Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been distributed to the public, or all such securities may be sold publicly without registration, pursuant to Rule 144 or Rule 144A (or any successor provisions ) under the 1933 Act, or (iii) such securities shall have ceased to be outstanding."

      5. AMENDMENT OF SECURITY AGREEMENT. The Security Agreement between the Company and Dr. Chaudhuri dated September 28, 2004, is hereby amended to provide that the secured parties are Dr. Chaudhuri and Thomas, and that the obligations secured are the obligations under the New Notes and any other obligations of the Company to Dr. Chaudhuri arising thereunder or under this Agreement; however, the security interest securing the New Notes shall be terminated effective at the closing of the Tenet Transaction. Dr. Chaudhuri (and Thomas if necessary) shall execute and, if requested by the Company and the lender in the Tenet Transaction, deliver to the escrow agent for the Tenet Transaction an executed UCC termination statement to accomplish the foregoing.


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

      6. PAYMENT TO DR. CHAUDHURI; CERTAIN DISCLAIMERS. On the date of approval of this Agreement by Tenet as contemplated by Section 9, OC-PIN shall pay, or shall cause the Company to pay, or shall cause to be released from the Escrow Fund, $10,000,000 plus the accrued interest in the Escrow Fund to Dr. Chaudhuri, in immediately available funds. Nothing in this Agreement or any of the exhibits hereto shall be effective or of any force and effect until Dr. Chaudhuri has received this payment of $10,000,000 plus accrued interest. Any agreements or arrangements between OC-PIN and the Company with respect to this payment of $10,000,000 plus accrued interest shall be pursuant to a separate agreement between them, and Dr. Chaudhuri shall have no involvement therewith or responsibility therefor. Furthermore, Dr. Chaudhuri makes, and the Company and OC-PIN expressly acknowledge that Dr. Chaudhuri has made, no representations or warranties to OC-PIN or the Company or any of their affiliates regarding the Company, OC-PIN, OC-PIN's financial wherewithal, the Tenet Transaction, the financing related to the Tenet Transaction (or the Company's ability to obtain it), licensing (or the Company's ability to obtain it) or any other matter relating in any way to OC-PIN's investment in or other financial arrangements with the Company. Each of the Company and OC-PIN has done its own independent investigation of the other, and is fully satisfied with the results of those investigations. The Company and OC-PIN hereby agree to indemnify, defend and hold Dr. Chaudhuri harmless from and against any claims, liabilities or losses incurred by either of them as a result of the financial or other arrangements between them.

      7. AMENDMENT AND EXERCISE OF AMENDED AND RESTATED REAL ESTATE PURCHASE OPTION. Pursuant to Section 3 of the Option Agreement dated September 28, 2004, as amended and restated on November 16, 2004 ("LLC OPTION AGREEMENT"), Dr. Chaudhuri currently has an option to purchase 100% of the membership interests of the LLC (as defined in the LLC Option Agreement) for $5,000,000. The LLC Option Agreement is hereby amended to provide that Dr. Chaudhuri's option shall be to purchase 49% of the membership interests of the LLC for $2,450,000, and may be assigned to and exercised by an affiliate of Dr. Chaudhuri. Dr. Chaudhuri hereby exercises that option, as so amended, such exercise to be conditioned upon, and effective at, the Closing (as defined in the Asset Sale Agreement) of the Tenet Transaction. The exercise is also conditioned upon (a) receipt by Dr. Chaudhuri of receipt of evidence satisfactory to him that OC-PIN has acquired the remaining 51% of the LLC membership interests simultaneously with Dr. Chaudhuri's acquisition of the 49% interest, (b) receipt by Dr. Chaudhuri of receipt of evidence satisfactory to him that the LLC has acquired the real estate (owned in fee) in the Tenet Transaction (i.e. Western Medical Center - Santa Ana, Western Medical Center - Anaheim and Coastal Community Hospital and the medical office buildings, but not the leased Chapman Hospital and medical office building), (c) execution by Dr. Chaudhuri, OC-PIN and Dr. Shah, and by the Company if initially required, of a customary Operating Agreement for a California manager-managed limited liability company reasonably satisfactory to Dr. Chaudhuri and OC-PIN in which (i) Dr. Chaudhuri and Dr. Shah have equal rights of management of the LLC, and (ii) Dr. Chaudhuri may not sell, syndicate or otherwise transfer any of his management rights in the LLC without the consent of the holder(s) of a majority of the LLC membership interests (although it is expressly understood that Dr. Chaudhuri may hold title to the LLC membership interests through an affiliate), and (d) execution by the Company, as tenant, of a lease with the LLC, as landlord, in substantially the form of Exhibit D. The exercise price shall be placed into escrow and released against delivery of certificates or other satisfactory evidence of transfer to Dr. Chaudhuri or an affiliate of 49% of the membership interests of the LLC. The Company and OC-PIN agree to comply with all of the aforesaid covenants which may, at Dr. Chaudhuri's election, be specifically enforced as provided in
Section 11.6.


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

      8. CERTAIN AGREEMENTS RELATED TO TENET TRANSACTION AND RELATED FINANCING. The parties have agreed as follows with respect to the Tenet Transaction and the proposed $80,000,000 credit facility ("FACILITY") from Company's current Lender, or other lender agreeable to the parties ("LENDER") related thereto:

            (a) The Company and the LLC shall be co-borrowers with respect to the Facility, with the Company and the LLC each fully liable for the entire amount borrowed thereunder.

            (b) The Company and the LLC will enter into a mutually acceptable inter-borrower and cross-indemnity agreement.

            (c) If requested by the Lender, the Lender will have a security interest not only in all of the assets of the Company and the LLC, but also in all LLC membership interests and in the master lease from the LLC to the Company.

      9. CONDITIONS PRECEDENT. This Agreement, and specifically Dr. Chaudhuri's and Thomas's obligations hereunder, are expressly conditioned upon Tenet's acceptance of the restructuring and other terms set forth herein, and, because Dr. Chaudhuri is rescinding his right to receive any interest in the Chapman Hospital real estate, upon Tenet's release of Dr. Chaudhuri's guarantee in Tenet's favor of the tenant's obligations under the Chapman Hospital lease. Dr. Shah shall provide his personal guarantee of the tenant's obligations in place of that of Dr. Chaudhuri, in a for substantially identical to the form of guaranty provided by Dr. Chaudhuri to Tenet. The provisions of this Agreement, including the exhibits hereto, shall only be effective upon (i) receipt by Dr. Chaudhuri of written evidence reasonably satisfactory to him, and executed by Tenet, setting forth Tenet's acceptance and release as described above, (ii) receipt by Dr. Chaudhuri of the payment of $10,000,000 plus accrued interest referred to in Section 6, (iii) receipt by Dr. Chaudhuri and Thomas of fully executed originals of the New Notes and New Warrants, and (iv) execution and delivery of a mutually agreeable Operating Agreement for the LLC pursuant to
Section 7 above. If all of the foregoing conditions are not fully satisfied by 5:00 p.m. on January 31, 2005, Dr. Chaudhuri shall be entitled to terminate this Agreement, in which case nothing in this Agreement, including all rescissions, amendments and restructurings, shall be of any force or effect.

      10. MUTUAL RELEASE. Except with respect to obligations created in or expressly continued by this Agreement and in the New Warrants and New Notes, each of Dr. Chaudhuri and Thomas, on the one hand, and the Company and OC-PIN, on the other hand, on behalf of themselves and their successors and assigns, hereby release and discharge the other and the other's representatives, officers, directors, agents, employees, attorneys, successors and assigns from any claims, demands, actions, causes of action, losses and liabilities of any kind or nature whatsoever that the party may have, may have had in the past, or may have in the future, whether known or unknown, suspected or unsuspected, now due or contingent, to the full extent that any such claim, demand, action, cause of action, loss or liability arises out of or is in any way related to the Purchase Agreement, the Convertible Note, the Secured Note, the Stock Option Agreement, the Tenet Transaction or OC-PIN's investment in or other financial arrangements with the Company. Each of the parties hereby acknowledges and agrees that he or it is aware of, has read, has had explained to him or it by independent counsel of his or its own choosing, understands, and hereby waives the provisions of California Civil Code Section 1542, which reads:


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

            A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which, if known by him must materially have affected his settlement with the debtor.

Dr. Chaudhuri also agrees to release the individual members of the Medical Staff, as that term is defined in the Agreement dated as of January 25, 2005 among the Company, Dr. Chaudhuri, Chapman Medical Center, Inc., Coastal Communities Hospital, Inc.; WMCA, Inc. and WMC-SA, Inc. and the Medical Staff of Western Medical Center - Santa Ana, an unincorporated association (the "STAFF AGREEMENT"), as more specifically set forth in Section 11 of the Staff Agreement.

      11. MISCELLANEOUS.

            11.1 AMENDMENT. This Agreement may be modified or amended only by mutual written agreement of the parties. Any such modification or amendment must be in writing, dated and signed by the parties and attached to this Agreement.

            11.2 BINDING EFFECT. Subject to the foregoing, this Agreement shall be binding on and shall inure to the benefit of the parties and their respective successors and assigns.

            11.3 ATTORNEYS' FEES. In any action or dispute, at law or in equity, that may arise under or otherwise relate to this Agreement, the prevailing party shall be entitled to the award of reasonable attorneys' fees and costs, in addition to whatever relief the prevailing party may be awarded; provided, however, that so long as the present Company Board of Directors remains in place, the parties agree to bear their own fees and costs in the event of any dispute.

            11.4 VENUE. The parties agree that Orange County, California shall be the only proper venue for disputes related to this Agreement.

            11.5 ENTIRE AGREEMENT. This Agreement, along with the New Notes, New Warrants and General Continuing Guaranty, and the Purchase Agreement and the Security Agreement, as amended hereby, represents the entire understanding and agreement of the parties regarding its subject matter, and supersedes any prior oral or written agreements, representations, understandings or discussions between the parties. No other understanding between the parties shall be binding on them unless set forth in writing and signed by the party against whom the understanding is to be enforced.

            11.6 SPECIFIC PERFORMANCE. The parties acknowledge that the LLC membership interests, the real estate to be acquired by the LLC, the New Notes and the New Warrants are unique, and that damages would not be an adequate remedy for Dr. Chaudhuri and Thomas in the event of the Company's or OC-PIN's failure to perform any of their obligations hereunder and under the New Warrants (including, without limitation, its obligation to deliver the Shares if Dr.
Chaudhuri or Thomas elects to exercise his New Warrant). As a result, the parties agree that this Agreement may be enforced by any party by specific performance.

            11.7 GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of California, except the conflicts of laws provisions that would require the application of the laws of any other jurisdiction.

            11.8 HEADINGS. The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

            11.9 MEANING OF CERTAIN WORDS. Wherever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine, or neuter forms, and the singular form of nouns shall include the plural and vice versa.

            11.10 NO THIRD-PARTY BENEFICIARY RIGHTS. The parties do not intend to confer and this Agreement shall not be construed to confer any rights or benefits to any person, firm, corporation or entity other than the parties.

            11.11 NOTICES. All notices or communications required or permitted under this Agreement shall be given in writing and delivered personally or sent by United States registered or certified mail with postage prepaid and return receipt requested or by overnight delivery service (e.g., Federal Express, DHL). Notice shall be deemed given when sent, if sent as specified in this Section, or otherwise deemed given when received. In each case, notice shall be delivered or sent to:

         IF TO COMPANY, ADDRESSED TO:
         Integrated Healthcare Holdings, Inc.
         695 Town Center Drive, Suite 260
         Costa Mesa, CA 92626
         Attention: Chief Executive Officer

         IF TO DR. CHAUDHURI OR TO THOMAS, ADDRESSED TO:
         c/o Strategic Global Management, Inc.
         6800 Indiana Avenue, Suite 130
         Riverside, CA 92506
         Attention: William E. Thomas, Esq.

         IF TO DR. SHAH OR TO OC-PIN, ADDRESSED TO:
         c/o Orange County Physicians Investment Network, LLC
         2621 S. Bristol Street, Suite 108
         Santa Ana, CA 92704
         Attention: Anil V. Shah, Manager

            11.12 SEVERABILITY. If any provision of this Agreement is determined to be illegal or unenforceable, that provision shall be severed from this Agreement, and such severance shall have no effect upon the enforceability of the remainder of this Agreement.

            11.13 WAIVER. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance. Any waiver granted by a party must be in writing to be effective, and shall apply solely to the specific instance expressly stated.

            11.14 CONFIDENTIALITY. Neither party shall disclose any of the terms of this Agreement to any person or entity (other than its attorneys or accountants) without the prior written consent of the other party, unless and only to the extent such disclosure is required by law, including the 1933 Act.

            11.15 DISPUTE RESOLUTION. In the event of any dispute arising out of or relating to this Agreement, such dispute shall be resolved solely and exclusively by confidential binding arbitration with the Orange County branch of JAMS ("JAMS") to be governed by JAMS' Commercial Rules of Arbitration in effect at the time of the commencement of the arbitration (the "JAMS RULES") and heard before one arbitrator. The parties shall attempt to mutually select the arbitrator. In the event they are unable to mutually agree, the arbitrator shall be selected by the procedures prescribed by the JAMS Rules.

            11.16 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

                                      * * *

                         [SIGNATURES ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first written above.

THE COMPANY:                           INTEGRATED HEALTHCARE HOLDINGS,
                                       INC., a Nevada corporation


                                       By:      /s/ Larry B. Anderson
                                           -------------------------------------
                                            Larry B. Anderson, President


DR. CHAUDHURI:                              /s/ Kali P. Chaudhuri
                                       -----------------------------------------
                                       KALI P. CHAUDHURI, M.D.


OC-PIN:                                ORANGE COUNTY PHYSICIANS
                                       INVESTMENT NETWORK, LLC, a Nevada
                                       limited liability company


                                       By:  /s/ Anil V. Shah
                                           -------------------------------------
                                            Anil V. Shah, M.D., Manager

For purposes of Sections 3 and 10 only:

I hereby accept the assignment of a portion of Dr. Chaudhuri's rights as set forth in Section 3, and agree to be bound by the provisions of a Stock Purchase Warrant substantially in the form attached hereto as Exhibit B-2, and by the provisions of Section 10. Except as expressly set forth above, I am not a party to this Agreement and have given no representations, warranties or assurances to any person.


THOMAS:                                  /s/ William E. Thomas
                                       -----------------------------------------
                                       WILLIAM E. THOMAS

For purposes of Sections 2(a) and 9 only:

I hereby agree to the rescission of the Non-Circumvention Agreement on the terms and conditions set forth in Section 2(a), and to providing a personal guarantee as set forth in Section 9. Except as expressly set forth above, I am not a party to this Agreement and have given no representations, warranties or assurances to any person.


DR. SHAH                                 /s/ Anil V. Shah
                                       -----------------------------------------
                                       ANIL V. SHAH, M.D.

Approved as to form:


----------------------------------------
Gregg Amber, Esq. of Rutan & Tucker, LLP attorneys for Dr. Chaudhuri


----------------------------------------
Allen Z. Sussman, Esq. of Morrison &
Foerster, LLP
attorneys for the Company


----------------------------------------
Hari S. Lal, Esq. of The Lal Law Firm,
Inc.
attorneys for Dr. Shah and OC-PIN

                                   EXHIBIT A-1

                                     FORM OF
                              NON-CONVERTIBLE NOTE

$__________                                               Costa Mesa, California
                                                                January 27, 2005

                             SECURED PROMISSORY NOTE

      FOR VALUE RECEIVED, the undersigned, INTEGRATED HEALTHCARE HOLDINGS, INC., a Nevada corporation (the "COMPANY"), promises to pay to the order of Kali P. Chaudhuri, M.D. ("HOLDER"), at c/o 6800 Indiana Avenue, Suite 130, Riverside, California 92506, or at such other location as is designated by Holder in writing hereunder, the aggregate sum of ________________ Dollars ($_______), bearing simple interest on the unpaid principal balance of this Note, from the date of this Note until this Note is paid in full at a rate of five percent (5.0%) per annum. Accrued interest shall be computed based on the actual number of days elapsed. Interest only shall be payable on the first Business Day of each calendar month beginning February 1, 2005. All principal and accrued but unpaid interest will be due and payable in full at the Closing of the Tenet Transaction, or on demand at any time after February 28, 2005 if the Tenet Transaction has not closed by that date (the "DUE DATE"). All payments shall be made in lawful money of the United States, without offset, deduction, or counterclaim of any kind.

      1. TERMS. Capitalized terms used herein without definition have the meanings ascribed to them in the Rescission, Restructuring and Assignment Agreement of even date herewith by and among the Company, Holder and certain other parties thereto.

      2 PAYMENTS AND COMPUTATIONS. All payments on account of indebtedness evidenced by this Note shall be made not later than 11:00 A.M. (California time) on the day when due in lawful money of the United States and shall be first applied to interest due on the unpaid principal balance and the remainder to any principal due. Payments are to be made at such place as Holder or any legal holder of this Note may, from time to time, in writing specify, and in the absence of a specification, at the principal place of business of Holder as set forth in the first paragraph of this Note. The Company may pre-pay the full amount of all principal of and accrued interest under this Note at any time without premium or penalty.

      3. SECURITY. Repayment of this Note is secured pursuant to the terms of a Security Agreement dated September 28, 2004, and is guarantied by a Continuing General Guaranty dated January 27, 2005 by Orange County Physicians Investment Network, LLC.

      4. ATTORNEYS' FEES. If any action is instituted on this Note, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which the party or parties may be entitled. Diligence, demand, presentment, notice of dishonor, and protest are waived by the Company, and any and all makers, sureties, guarantors, and endorsers of this Note, and their successors and assigns. Time is of the essence for every obligation under this Note.

      6. LAW. This Note shall be construed under the laws of the State of California, as such laws are applied to contracts entered into and performed entirely within that state by residents thereof.

      7. RULES OF CONSTRUCTION/REPRESENTATION. The parties agree that they are sophisticated business persons or entities who have had the opportunity to be represented by counsel during the negotiation and execution of this Note and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

      8. DISPUTE RESOLUTION. In the event of any dispute arising out of or relating to this Note, such dispute shall be resolved solely and exclusively by confidential binding arbitration with the Orange County branch of JAMS ("JAMS") to be governed by JAMS' Commercial Rules of Arbitration in effect at the time of the commencement of the arbitration (the "JAMS RULES") and heard before one arbitrator. The parties shall attempt to mutually select the arbitrator. In the event they are unable to mutually agree, the arbitrator shall be selected by the procedures prescribed by the JAMS Rules. Each party shall bear its own attorneys' fees, expert witness fees, and costs incurred in connection with any arbitration.

      IN WITNESS WHEREOF, the Company has executed and delivered this Note as of the day and year and at the place first above written.

                                       INTEGRATED HEALTHCARE HOLDINGS, INC.

                                       By:
                                          --------------------------------------
                                              Larry B. Anderson, President

                                   EXHIBIT A-2

                                     FORM OF
                              NON-CONVERTIBLE NOTE

$__________                                               Costa Mesa, California
                                                                January 27, 2005

                             SECURED PROMISSORY NOTE

      FOR VALUE RECEIVED, the undersigned, INTEGRATED HEALTHCARE HOLDINGS, INC., a Nevada corporation (the "COMPANY"), promises to pay to the order of William E. Thomas ("HOLDER"), at c/o 6800 Indiana Avenue, Suite 130, Riverside, California 92506, or at such other location as is designated by Holder in writing hereunder, the aggregate sum of ________________ Dollars ($_______), bearing simple interest on the unpaid principal balance of this Note, from the date of this Note until this Note is paid in full at a rate of five percent (5.0%) per annum. Accrued interest shall be computed based on the actual number of days elapsed. Interest only shall be payable on the first Business Day of each calendar month beginning February 1, 2005. All principal and accrued but unpaid interest will be due and payable in full at the Closing of the Tenet Transaction, or on demand at any time after February 28, 2005 if the Tenet Transaction has not closed by that date (the "DUE DATE"). All payments shall be made in lawful money of the United States, without offset, deduction, or counterclaim of any kind.

      1. TERMS. Capitalized terms used herein without definition have the meanings ascribed to them in the Rescission, Restructuring and Assignment Agreement of even date herewith by and among the Company, Holder and certain other parties thereto.

      2 PAYMENTS AND COMPUTATIONS. All payments on account of indebtedness evidenced by this Note shall be made not later than 11:00 A.M. (California time) on the day when due in lawful money of the United States and shall be first applied to interest due on the unpaid principal balance and the remainder to any principal due. Payments are to be made at such place as Holder or any legal holder of this Note may, from time to time, in writing specify, and in the absence of a specification, at the principal place of business of Holder as set forth in the first paragraph of this Note. The Company may pre-pay the full amount of all principal of and accrued interest under this Note at any time without premium or penalty.

      3. SECURITY. Repayment of this Note is secured pursuant to the terms of a Security Agreement dated September 28, 2004, and is guarantied by a Continuing General Guaranty dated January 27, 2005 by Orange County Physicians Investment Network, LLC.

      4. ATTORNEYS' FEES. If any action is instituted on this Note, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which the party or parties may be entitled. Diligence, demand, presentment, notice of dishonor, and protest are waived by the Company, and any and all makers, sureties, guarantors, and endorsers of this Note, and their successors and assigns. Time is of the essence for every obligation under this Note.

      6. LAW. This Note shall be construed under the laws of the State of California, as such laws are applied to contracts entered into and performed entirely within that state by residents thereof.

      7. RULES OF CONSTRUCTION/REPRESENTATION. The parties agree that they are sophisticated business persons or entities who have had the opportunity to be represented by counsel during the negotiation and execution of this Note and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

      8. DISPUTE RESOLUTION. In the event of any dispute arising out of or relating to this Note, such dispute shall be resolved solely and exclusively by confidential binding arbitration with the Orange County branch of JAMS ("JAMS") to be governed by JAMS' Commercial Rules of Arbitration in effect at the time of the commencement of the arbitration (the "JAMS RULES") and heard before one arbitrator. The parties shall attempt to mutually select the arbitrator. In the event they are unable to mutually agree, the arbitrator shall be selected by the procedures prescribed by the JAMS Rules. Each party shall bear its own attorneys' fees, expert witness fees, and costs incurred in connection with any arbitration.

      IN WITNESS WHEREOF, the Company has executed and delivered this Note as of the day and year and at the place first above written.

                                       INTEGRATED HEALTHCARE HOLDINGS, INC.

                                       By:
                                          --------------------------------------
                                              Larry B. Anderson, President

                                   EXHIBIT B-1

                                     FORM OF
                             STOCK PURCHASE WARRANT

60,000,000 Shares                                               January 27, 2005

      This certifies that, for good and valuable consideration, receipt of which is hereby acknowledged, Kali P. Chaudhuri, M.D. (the "HOLDER") is entitled to purchase, subject to the terms and conditions of this Warrant, from Integrated Healthcare Holdings, Inc, a Nevada corporation (the "COMPANY"), Sixty Million (60,000,000) shares of the Company's common stock (the "SHARES") in accordance with Section 3 during the period commencing on the second anniversary of the date hereof (the "COMMENCEMENT DATE") and ending at 5:00 p.m. California time, on the date which is three and one-half (3 1/2) years from the date hereof (the "EXPIRATION DATE"), at which time this Warrant will expire and become void unless earlier terminated as provided herein. Notwithstanding the foregoing, this Warrant may not be exercised in an amount that would exceed, when added to the number of shares of common stock of the Company previously acquired by the Holder by virtue of exercise of this Warrant (or any replacement Warrant), twenty percent (20%) of the total number of outstanding shares of capital stock of the Company on a Fully-Diluted basis on the date of exercise. Capitalized terms used herein without definition have the meanings ascribed to them in the Rescission, Restructuring and Assignment Agreement of even date herewith by and among the Company, the Holder and certain other parties thereto.

      1. VESTING AND EXERCISE PRICE.

            (a) The right to exercise this Warrant shall fully vest on the Commencement Date.

            (b) The exercise or purchase price for the first 34,538,153 Shares purchased upon exercise of this Warrant shall be $0.003125 per Share, and the exercise or purchase price for the remainder of the Shares shall be $0.078 per Share if exercised between January 27, 2007 and July 26, 2007, $0.11 per Share if exercised between July 27, 2007 and January 26, 2008, and $0.15 thereafter, all subject to adjustment as provided in Section 2 (the "EXERCISE PRICE").

      2. ANTI-DILUTION PROVISIONS. The Exercise Price in effect at any time and the number of Shares purchasable upon the exercise of this Option shall be subject to adjustment from time to time upon the happening of any of the following events:

            (a) If at any time the Company subdivides its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced. If at any time the outstanding shares of Common Stock of the Company are combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

            (b) Whenever the Exercise Price payable upon exercise of this Warrant is adjusted pursuant to this Section 2, the number of Shares purchasable upon exercise hereof simultaneously shall be adjusted by multiplying the number of Shares issuable immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price, as adjusted.

            (c) the Company shall give notice to the Holder of any event or transaction that results in an adjustment in the Exercise Price, within ten (10) business days thereof, at the Holder's address as it appears on the books of the Company, including a computation of such adjustment and any adjustment in the number of Shares for which the Holder may exercise this Warrant and any further information as shall be necessary to confirm the computation of such adjustments.

            (d) So long as this Warrant is outstanding, if (i) the Company pays any dividend or makes any distribution upon the Common Stock, (ii) the Company offers to the holders of the Common Stock for subscription or purchase by them any share of any class of capital stock or any other rights or (iii) any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation, merger or other business combination of the Company with or into another entity, sale, lease or transfer of all or substantially all of the assets of the Company to another entity, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least ten (10) days prior to the date specified in clause (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record date shall be established for the purpose of such dividend, distribution or rights offering or (y) such reclassification, reorganization, consolidation,  merger,  conveyance,  sale, lease, transfer,  dissolution, liquidation or winding up shall take place and the date, if any to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

      3. EXERCISE AND PAYMENT.

            3.1 CASH EXERCISE. At any time after the Commencement Date, this Warrant may be exercised, in whole or in part, from time to time by the Holder, during the term hereof, by surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed by the Holder to the Company at the principal executive offices of the Company, together with payment in the amount of the Exercise Price then in effect, as designated in the Notice of Exercise. Payment may be in cash or by check payable to the order of the Company.

            3.2 NET ISSUANCE. In lieu of payment of the Exercise Price described in Section 3.1, the Holder may elect to receive, without the payment by the Holder of any additional consideration, Shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto (the "NET
ISSUANCE ELECTION NOTICE") duly executed, at the office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable Shares as is computed using the following formula:

where: X = Y (A-B)
           -------
              A

       X = the number of Shares to be issued to the Holder pursuant to this Section 3.

       Y = the number of Shares covered by this Warrant in respect of which the net issuance election is made pursuant to this
              Section 3.

       A =    the  fair  market  value  of  one  Share,   as  determined  in
              accordance with the provisions of this Section 3.

       B = the Exercise Price in effect under this Warrant at the time the net issuance election is made pursuant to this Section 3.

For purposes of this Section 3, the "fair market value" per Share shall mean:

                   i. If the class of Shares is traded on a national securities exchange or is listed on the Nasdaq National Market (the "NNM") or other over-the-counter quotation system, the fair market value shall be the last reported sale price of a Share on such exchange or on the NNM or other over-the-counter quotation system on the last business day before the effective date of exercise of the net issuance election or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange, the NNM or over-the-counter quotation system; and

                   ii. If the class of Shares is not so listed  and bid and ask prices are not reported, the fair market value shall be the price per Share which the Company could obtain from a willing buyer for Shares sold by the Company, as such price shall be determined in good faith by the Company's Board of Directors.

            3.3 NO PARTIAL EXERCISE. This Warrant, if exercised, may only be exercised as to the full number of Shares that may be permitted to be purchased at the time of exercise. No partial exercises are permitted.

      4. DELIVERY OF CERTIFICATES. Within five (5) business days after exercise, in whole or in part, of this Warrant, the Company shall issue in the name of and deliver to the Holder, a certificate or certificates for the number of fully paid and nonassessable Shares which the Holder shall have requested in the Notice of Exercise or Net Issuance Election Notice. If this Warrant is exercised in part, the Company shall deliver to the Holder a new Warrant for the unexercised portion of this Warrant at the time of delivery of such certificate or certificates.

      5. NO FRACTIONAL SHARES. No fractional Shares or scrip representing fractional Shares will be issued upon exercise of this Warrant. If upon any exercise of this Warrant a fraction of a Share results, the Company will pay the Holder the difference between the cash value of the fractional Share and the portion of the Exercise Price allocable to the fractional Share.

      6. CHARGES, TAXES AND EXPENSES. The Holder shall pay all transfer taxes or other incidental charges, if any, in connection with the transfer of the Shares purchased pursuant to the exercise hereof from the Company to the Holder.

      7. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

      8. RIGHTS AS SHAREHOLDER. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights as a shareholder of the Company with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, or be notified of Shareholder meetings, and the Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any Common Stock or any other securities or property, or to receive any other right, the Company shall mail to each Holder of this Warrant, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

      9. RESTRICTED SECURITIES. The Holder understands that this Warrant and the Shares purchasable hereunder constitute "restricted securities" under the federal securities laws inasmuch as they are, or will be, acquired from the Company in transactions not involving a public offering and accordingly may not, under such laws and applicable regulations, be resold or transferred without registration under the Securities Act of 1933 (the "1933 ACT") or an applicable exemption from such registration. In this connection, the Holder acknowledges that Rule 144 of the Securities and Exchange Commission (the "SEC") is not now, and may not in the future be, available for resale of the Warrant and the Shares purchasable hereunder. Unless the Shares are subsequently registered, the Holder further acknowledges that the securities legend on Exhibit A to the Notice of Exercise attached hereto shall be placed on any Shares issued to the Holder upon exercise of this Warrant.

      10. CERTIFICATION OF INVESTMENT PURPOSE. Unless a current registration statement under the 1933 Act is in effect with respect to the securities to be issued upon exercise of this Warrant, the Holder covenants and agrees that, at the time of exercise hereof, he will deliver to the Company a written certification executed by the Holder that the securities acquired by such Holder upon exercise hereof are for the account of such Holder and acquired for investment purposes only and that such securities are not acquired with a view to, or for sale in connection with, any distribution thereof.

      11. TRANSFERABILITY. This Warrant shall be transferable by the Holder subject to compliance with law.

      12. MISCELLANEOUS.

            12.1 CONSTRUCTION. Unless the context indicates otherwise, the term "Holder" shall include any transferee or transferees of this Warrant, and the term "Warrant" shall include any and all warrants outstanding pursuant to this Agreement, including those evidenced by a certificate or certificates issued upon division, exchange, substitution or transfer.

            12.2 RESTRICTIONS. By receipt of this Warrant, the Holder makes the same representations with respect to the acquisition of this Warrant as the Holder is required to make upon the exercise of this Warrant and acquisition of the Shares purchasable hereunder as set forth in the Form of Investment Letter attached as Exhibit A to the Notice of Exercise attached hereto.

            12.3 NOTICES. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or three
(3) days following deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified (or one (1) day following timely deposit with a reputable overnight courier with next day delivery instructions), or upon confirmation of receipt by the sender of any notice by facsimile transmission, at the address indicated below or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

     If to the Company, addressed to:     Integrated Healthcare Holdings, Inc.
                                          695 Town Center Drive, Suite 260
                                          Costa Mesa, CA 92626
                                          Attention: Chief Executive Officer

     If to the Holder, addressed to:      c/o Strategic Global Management, Inc.
                                          6800 Indiana Avenue, Suite 130
                                          Riverside, CA 92506
                                          Attention: William E. Thomas, Esq.

            12.4 GOVERNING LAW. This Warrant shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

            12.5 ENTIRE AGREEMENT. This Warrant, the exhibits and schedules hereto, and the documents referred to herein, constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof.

            12.6 BINDING EFFECT. This Warrant and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the Company and its successors and assigns, and Holder and its successors and assigns.

            12.7 WAIVER; CONSENT. This Warrant may not be changed, amended, terminated, augmented, rescinded or discharged (other than by performance), in whole or in part, except by a writing executed by the parties hereto, and no waiver of any of the provisions or conditions of this Warrant or any of the rights of a party hereto shall be effective or binding unless such waiver shall be in writing and signed by the party claimed to have given or consented thereto.

            12.8 SEVERABILITY. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and the balance shall be enforceable in accordance with its terms.

            12.9 DISPUTE RESOLUTION. In the event of any dispute arising out of or relating to this Warrant, such dispute shall be resolved solely and exclusively by confidential binding arbitration with the Orange County branch of JAMS ("JAMS") to be governed by JAMS' Commercial Rules of Arbitration in effect at the time of the commencement of the arbitration (the "JAMS RULES") and heard before one arbitrator. The parties shall attempt to mutually select the arbitrator. In the event they are unable to mutually agree, the arbitrator shall be selected by the procedures prescribed by the JAMS Rules. Each party shall bear its own attorneys' fees, expert witness fees, and costs incurred in connection with any arbitration.

      IN WITNESS WHEREOF, the parties have executed this Warrant as of the date first above written.


"HOLDER":                              -----------------------------------------
                                       KALI P. CHAUDHURI, M.D., an individual



"COMPANY":                             INTEGRATED HEALTHCARE HOLDINGS,
                                       INC., a Nevada corporation


                                       By:
                                          --------------------------------------
                                             Larry B. Anderson, President

                               NOTICE OF EXERCISE

To: INTEGRATED HEALTHCARE HOLDINGS, INC.

            The undersigned hereby elects to purchase _____________ shares of _________ Stock (the "Shares") of Integrated Healthcare Holdings, Inc., a Nevada corporation (the "Company") pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price pursuant to the terms of the Warrant.

            Attached as Exhibit A is an investment representation letter addressed to the Company and executed by the undersigned as required by Section 10 of the Warrant.

            Please issue certificates representing the Common Stock purchased hereunder in the names and in the denominations indicated on Exhibit A attached hereto.

            Please issue a new Warrant for the unexercised portion of the attached Warrant, if any, in the name of the undersigned.

Dated:
       --------------------------------      -----------------------------------
                                             Name:
                                                   -----------------------------

                                             Title:
                                                   -----------------------------

                          NET ISSUANCE ELECTION NOTICE

To: INTEGRATED HEALTHCARE HOLDINGS, INC.
Date:_____________

      The undersigned hereby elects under Section 3.2 of the attached Warrant to surrender the right to purchase ___________ shares of ___________ Stock (the "Shares") pursuant to the attached Warrant. The Certificate(s) for the Shares issuable upon such net issuance election shall be issued in the name of the undersigned or as otherwise indicated below.

      Attached as Exhibit A is an investment representation letter addressed to the Company and executed by the undersigned as required by Section 10 of the Warrant.

      Please issue certificates representing the Shares purchased hereunder in the names and in the denominations indicated on Exhibit A attached hereto.

      Please issue a new Warrant for the unexercised portion of the attached Warrant, if any, in the name of the undersigned.


---------------------------
Signature


---------------------------
Name for Registration


---------------------------
Mailing Address

                                    EXHIBIT A

To: INTEGRATED HEALTHCARE HOLDINGS, INC.

      In connection with the purchase by the undersigned of _________ shares of Common Stock (the "SHARES") of Integrated Healthcare Holdings, Inc., a Nevada corporation (the "COMPANY"), upon exercise of that certain Warrant dated as of January 27, 2005, the undersigned hereby represents and warrants as follows:

      The Shares to be received by the undersigned upon exercise of the Warrant are being acquired for his own account, not as a nominee or agent, and not with a view to resale or distribution of any part thereof, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. The undersigned further represents that he does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Shares. The undersigned believes he has received all the information he considers necessary or appropriate for deciding whether to purchase the Shares.

      The undersigned understands that the Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in transactions not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "ACT"), only in certain limited circumstances. In this connection, the undersigned represents that he is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

      Without in any way limiting the representations set forth above, the undersigned agrees not to make any disposition of all or any portion of the Shares unless and until:

      There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

            (i) The undersigned has notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and

            (ii) if requested, the undersigned has furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. The Company will not require an opinion of counsel for sales made pursuant to Rule 144 except in unusual circumstances.

      The undersigned understands the instruments evidencing the Shares may bear a legend similar to the following:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933; THEY HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS MAY BE AUTHORIZED UNDER THE SECURITIES ACT OF 1933, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

Dated:
       --------------------------------     ------------------------------------

                                            Name:
                                                   -----------------------------

                                            Title:
                                                   -----------------------------

                                   EXHIBIT B-2

                                     FORM OF
                             STOCK PURCHASE WARRANT

14,700,000 Shares                                               January 27, 2005

      This certifies that, for good and valuable consideration, receipt of which is hereby acknowledged, William E. Thomas (the "HOLDER") is entitled to purchase, subject to the terms and conditions of this Warrant, from Integrated Healthcare Holdings, Inc, a Nevada corporation (the "COMPANY"), Fourteen Million, Seven Hundred Thousand (14,700,000) shares of the Company's common stock (the "SHARES") in accordance with Section 3 during the period commencing on the second anniversary of the date hereof (the "COMMENCEMENT DATE") and ending at 5:00 p.m. California time, on the date which is three and one-half (3 1/2) years from the date hereof (the "EXPIRATION DATE"), at which time this Warrant will expire and become void unless earlier terminated as provided herein. Notwithstanding the foregoing, this Warrant may not be exercised in an amount that would exceed, when added to the number of shares of common stock of the Company previously acquired by the Holder by virtue of exercise of this Warrant (or any replacement Warrant), four and nine-tenths percent (4.9%) of the total number of outstanding shares of capital stock of the Company on a Fully-Diluted basis on the date of exercise. Capitalized terms used herein without definition have the meanings ascribed to them in the Rescission, Restructuring and Assignment Agreement of even date herewith by and among the Company, the Holder and certain other parties thereto.

      1. VESTING AND EXERCISE PRICE.

            (a) The right to exercise this Warrant shall fully vest on the Commencement Date.

            (b) The exercise or purchase price for the first 8,461,847 Shares purchased upon exercise of this Warrant shall be $0.003125 per Share, and the exercise or purchase price for the remainder of the Shares shall be $0.078 per Share if exercised between January 27, 2007 and July 26, 2007, $0.11 per Share if exercised between July 27, 2007 and January 26, 2008, and $0.15 thereafter, all subject to adjustment as provided in Section 2 (the "EXERCISE PRICE").

      2. ANTI-DILUTION PROVISIONS. The Exercise Price in effect at any time and the number of Shares purchasable upon the exercise of this Option shall be subject to adjustment from time to time upon the happening of any of the following events:

            (a) If at any time the Company subdivides its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced. If at any time the outstanding shares of Common Stock of the Company are combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

            (b) Whenever the Exercise Price payable upon exercise of this Warrant is adjusted pursuant to this Section 2, the number of Shares purchasable upon exercise hereof simultaneously shall be adjusted by multiplying the number of Shares issuable immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price, as adjusted.

            (c) the Company shall give notice to the Holder of any event or transaction that results in an adjustment in the Exercise Price, within ten (10) business days thereof, at the Holder's address as it appears on the books of the Company, including a computation of such adjustment and any adjustment in the number of Shares for which the Holder may exercise this Warrant and any further information as shall be necessary to confirm the computation of such adjustments.

            (d) So long as this Warrant is outstanding, if (i) the Company pays any dividend or makes any distribution upon the Common Stock, (ii) the Company offers to the holders of the Common Stock for subscription or purchase by them any share of any class of capital stock or any other rights or (iii) any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation, merger or other business combination of the Company with or into another entity, sale, lease or transfer of all or substantially all of the assets of the Company to another entity, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least ten (10) days prior to the date specified in clause (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record date shall be established for the purpose of such dividend, distribution or rights offering or (y) such reclassification, reorganization, consolidation,  merger,  conveyance,  sale, lease, transfer,  dissolution, liquidation or winding up shall take place and the date, if any to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

      3. EXERCISE AND PAYMENT.

            3.1 CASH EXERCISE. At any time after the Commencement Date, this Warrant may be exercised, in whole or in part, from time to time by the Holder, during the term hereof, by surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed by the Holder to the Company at the principal executive offices of the Company, together with payment in the amount of the Exercise Price then in effect, as designated in the Notice of Exercise. Payment may be in cash or by check payable to the order of the Company.

            3.2 NET ISSUANCE. In lieu of payment of the Exercise Price described in Section 3.1, the Holder may elect to receive, without the payment by the Holder of any additional consideration, Shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto (the "NET
ISSUANCE ELECTION NOTICE") duly executed, at the office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable Shares as is computed using the following formula:

where: X = Y (A-B)
           -------
              A

       X = the number of Shares to be issued to the Holder pursuant to this Section 3.

       Y = the number of Shares covered by this Warrant in respect of which the net issuance election is made pursuant to this
              Section 3.

       A =    the  fair  market  value  of  one  Share,   as  determined  in
              accordance with the provisions of this Section 3.

       B = the Exercise Price in effect under this Warrant at the time the net issuance election is made pursuant to this Section 3.

For purposes of this Section 3, the "fair market value" per Share shall mean:

                   i. If the class of Shares is traded on a national securities exchange or is listed on the Nasdaq National Market (the "NNM") or other over-the-counter quotation system, the fair market value shall be the last reported sale price of a Share on such exchange or on the NNM or other over-the-counter quotation system on the last business day before the effective date of exercise of the net issuance election or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange, the NNM or over-the-counter quotation system; and

                   ii. If the class of Shares is not so listed  and bid and ask prices are not reported, the fair market value shall be the price per Share which the Company could obtain from a willing buyer for Shares sold by the Company, as such price shall be determined in good faith by the Company's Board of Directors.

            3.3 NO PARTIAL EXERCISE. This Warrant, if exercised, may only be exercised as to the full number of Shares that may be permitted to be purchased at the time of exercise. No partial exercises are permitted.

      4. DELIVERY OF CERTIFICATES. Within five (5) business days after exercise, in whole or in part, of this Warrant, the Company shall issue in the name of and deliver to the Holder, a certificate or certificates for the number of fully paid and nonassessable Shares which the Holder shall have requested in the Notice of Exercise or Net Issuance Election Notice. If this Warrant is exercised in part, the Company shall deliver to the Holder a new Warrant for the unexercised portion of this Warrant at the time of delivery of such certificate or certificates.

      5. NO FRACTIONAL SHARES. No fractional Shares or scrip representing fractional Shares will be issued upon exercise of this Warrant. If upon any exercise of this Warrant a fraction of a Share results, the Company will pay the Holder the difference between the cash value of the fractional Share and the portion of the Exercise Price allocable to the fractional Share.

      6. CHARGES, TAXES AND EXPENSES. The Holder shall pay all transfer taxes or other incidental charges, if any, in connection with the transfer of the Shares purchased pursuant to the exercise hereof from the Company to the Holder.

      7. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

      8. RIGHTS AS SHAREHOLDER. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights as a shareholder of the Company with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, or be notified of Shareholder meetings, and the Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any Common Stock or any other securities or property, or to receive any other right, the Company shall mail to each Holder of this Warrant, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

      9. RESTRICTED SECURITIES. The Holder understands that this Warrant and the Shares purchasable hereunder constitute "restricted securities" under the federal securities laws inasmuch as they are, or will be, acquired from the Company in transactions not involving a public offering and accordingly may not, under such laws and applicable regulations, be resold or transferred without registration under the Securities Act of 1933 (the "1933 ACT") or an applicable exemption from such registration. In this connection, the Holder acknowledges that Rule 144 of the Securities and Exchange Commission (the "SEC") is not now, and may not in the future be, available for resale of the Warrant and the Shares purchasable hereunder. Unless the Shares are subsequently registered, the Holder further acknowledges that the securities legend on Exhibit A to the Notice of Exercise attached hereto shall be placed on any Shares issued to the Holder upon exercise of this Warrant.

      10. CERTIFICATION OF INVESTMENT PURPOSE. Unless a current registration statement under the 1933 Act is in effect with respect to the securities to be issued upon exercise of this Warrant, the Holder covenants and agrees that, at the time of exercise hereof, he will deliver to the Company a written certification executed by the Holder that the securities acquired by such Holder upon exercise hereof are for the account of such Holder and acquired for investment purposes only and that such securities are not acquired with a view to, or for sale in connection with, any distribution thereof.

      11. TRANSFERABILITY. This Warrant shall be transferable by the Holder subject to compliance with law.

      12. MISCELLANEOUS.

            12.1 CONSTRUCTION. Unless the context indicates otherwise, the term "Holder" shall include any transferee or transferees of this Warrant, and the term "Warrant" shall include any and all warrants outstanding pursuant to this Agreement, including those evidenced by a certificate or certificates issued upon division, exchange, substitution or transfer.

            12.2 RESTRICTIONS. By receipt of this Warrant, the Holder makes the same representations with respect to the acquisition of this Warrant as the Holder is required to make upon the exercise of this Warrant and acquisition of the Shares purchasable hereunder as set forth in the Form of Investment Letter attached as Exhibit A to the Notice of Exercise attached hereto.

            12.3 NOTICES. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or three
(3) days following deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified (or one (1) day following timely deposit with a reputable overnight courier with next day delivery instructions), or upon confirmation of receipt by the sender of any notice by facsimile transmission, at the address indicated below or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

     If to the Company, addressed to:     Integrated Healthcare Holdings, Inc.
                                          695 Town Center Drive, Suite 260
                                          Costa Mesa, CA 92626
                                          Attention: Chief Executive Officer

     If to the Holder, addressed to:      c/o Strategic Global Management, Inc.
                                          6800 Indiana Avenue, Suite 130
                                          Riverside, CA 92506
                                          Attention: William E. Thomas, Esq.

            12.4 GOVERNING LAW. This Warrant shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

            12.5 ENTIRE AGREEMENT. This Warrant, the exhibits and schedules hereto, and the documents referred to herein, constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof.

            12.6 BINDING EFFECT. This Warrant and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the Company and its successors and assigns, and Holder and its successors and assigns.

            12.7 WAIVER; CONSENT. This Warrant may not be changed, amended, terminated, augmented, rescinded or discharged (other than by performance), in whole or in part, except by a writing executed by the parties hereto, and no waiver of any of the provisions or conditions of this Warrant or any of the rights of a party hereto shall be effective or binding unless such waiver shall be in writing and signed by the party claimed to have given or consented thereto.

            12.8 SEVERABILITY. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and the balance shall be enforceable in accordance with its terms.

            12.9 DISPUTE RESOLUTION. In the event of any dispute arising out of or relating to this Warrant, such dispute shall be resolved solely and exclusively by confidential binding arbitration with the Orange County branch of JAMS ("JAMS") to be governed by JAMS' Commercial Rules of Arbitration in effect at the time of the commencement of the arbitration (the "JAMS RULES") and heard before one arbitrator. The parties shall attempt to mutually select the arbitrator. In the event they are unable to mutually agree, the arbitrator shall be selected by the procedures prescribed by the JAMS Rules. Each party shall bear its own attorneys' fees, expert witness fees, and costs incurred in connection with any arbitration.

      IN WITNESS WHEREOF, the parties have executed this Warrant as of the date first above written.


"HOLDER":                              -----------------------------------------
                                       WILLIAM E. THOMAS, an individual


"COMPANY":                             INTEGRATED HEALTHCARE HOLDINGS, INC.,
                                       a Nevada corporation


                                       By:
                                          --------------------------------------
                                             Larry B. Anderson, President

                               NOTICE OF EXERCISE

To: INTEGRATED HEALTHCARE HOLDINGS, INC.

            The undersigned hereby elects to purchase _____________ shares of _________ Stock (the "Shares") of Integrated Healthcare Holdings, Inc., a Nevada corporation (the "Company") pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price pursuant to the terms of the Warrant.

            Attached as Exhibit A is an investment representation letter addressed to the Company and executed by the undersigned as required by Section 10 of the Warrant.

            Please issue certificates representing the Common Stock purchased hereunder in the names and in the denominations indicated on Exhibit A attached hereto.

            Please issue a new Warrant for the unexercised portion of the attached Warrant, if any, in the name of the undersigned.

Dated:
      -------------------------------   ----------------------------------------

                                        Name:
                                              ----------------------------------

                                        Title:
                                              ----------------------------------

                          NET ISSUANCE ELECTION NOTICE

To: INTEGRATED HEALTHCARE HOLDINGS, INC.
Date:_____________

      The undersigned hereby elects under Section 3.2 of the attached Warrant to surrender the right to purchase ___________ shares of ___________ Stock (the "Shares") pursuant to the attached Warrant. The Certificate(s) for the Shares issuable upon such net issuance election shall be issued in the name of the undersigned or as otherwise indicated below.

      Attached as Exhibit A is an investment representation letter addressed to the Company and executed by the undersigned as required by Section 10 of the Warrant.

      Please issue certificates representing the Shares purchased hereunder in the names and in the denominations indicated on Exhibit A attached hereto.

      Please issue a new Warrant for the unexercised portion of the attached Warrant, if any, in the name of the undersigned.

---------------------------
Signature

---------------------------
Name for Registration

---------------------------
Mailing Address

                                    EXHIBIT A

To: INTEGRATED HEALTHCARE HOLDINGS, INC.

      In connection with the purchase by the undersigned of _________ shares of Common Stock (the "SHARES") of Integrated Healthcare Holdings, Inc., a Nevada corporation (the "COMPANY"), upon exercise of that certain Warrant dated as of January 27, 2005, the undersigned hereby represents and warrants as follows:

      The Shares to be received by the undersigned upon exercise of the Warrant are being acquired for his own account, not as a nominee or agent, and not with a view to resale or distribution of any part thereof, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. The undersigned further represents that he does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Shares. The undersigned believes he has received all the information he considers necessary or appropriate for deciding whether to purchase the Shares.

      The undersigned understands that the Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in transactions not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "ACT"), only in certain limited circumstances. In this connection, the undersigned represents that he is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

      Without in any way limiting the representations set forth above, the undersigned agrees not to make any disposition of all or any portion of the Shares unless and until:

      There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

          (i)  The   undersigned  has  notified  the  Company  of  the  proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and

          (ii) if requested, the undersigned has furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. The Company will not require an opinion of counsel for sales made pursuant to Rule 144 except in unusual circumstances.

      The undersigned understands the instruments evidencing the Shares may bear a legend similar to the following:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933; THEY HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS MAY BE AUTHORIZED UNDER THE SECURITIES ACT OF 1933, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

Dated:
       -------------------------------    --------------------------------------

                                          Name:
                                              ----------------------------------

                                          Title:
                                              ----------------------------------

                                    EXHIBIT C

                                     FORM OF
                           GENERAL CONTINUING GUARANTY

      THIS GENERAL CONTINUING GUARANTY ("GUARANTY"), dated as of January 27, 2005, is executed and delivered by Orange County Physicians Investment Network, LLC ("GUARANTOR") in favor of Kali P. Chaudhuri, M.D. and William E. Thomas (collectively, the "HOLDERS"), in light of the following:

      WHEREAS, the Company, Guarantor and the Holders have entered into a Rescission Restructuring and Assignment Agreement dated as of January 27, 2005 ("AGREEMENT"), pursuant to which, among other things, the Company is issuing to the Holders non-convertible secured promissory notes in the aggregate principal amount of $____ (collectively, the "NOTES");

      WHEREAS, in order to induce the Holders to enter into the Agreement, and in consideration thereof, and in consideration of any loans or other financial accommodations heretofore or hereafter extended by the Holders to the Company, whether pursuant to the Agreement, the Notes or otherwise, each of the Guarantors has agreed to guaranty the Guarantied Obligations (as defined below); and

      WHEREAS, Guarantor has a financial stake in the Company and derives substantial economic benefits from the accommodations made by the Holders to the Company in the Agreement.

      NOW, THEREFORE, in consideration of the foregoing, Guarantor hereby agrees, in favor of the Holders, as follows:

      1. DEFINITIONS AND CONSTRUCTION.

            1.1 DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement. The term "Guarantied Obligations", as used in this Guaranty, means: (a) the due and punctual payment of the principal of, and interest (including, any and all interest which, but for the application of the provisions of the United States Bankruptcy Code, would have accrued on such amounts) on, and premium, if any, on, and the performance of, the Notes; and (b) the due and punctual payment of all other present or future obligations owing by the Company to the Holders.

            1.2 CONSTRUCTION. Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, the terms "include" and "including" are not limiting, and the term "or" has the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Any reference in this Guaranty to any of the following documents includes any and all alterations, amendments, restatements, extensions, modifications, renewals, joinders, or supplements thereto or thereof, as applicable: the Agreement; this Guaranty; and the Notes. Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed or resolved against the Holders or Guarantor whether under any rule of construction or otherwise. On the contrary, this Guaranty has been reviewed by Guarantor, the Holders, and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the Holders and Guarantor.

      2. GUARANTIED OBLIGATIONS. Guarantor hereby irrevocably and unconditionally guaranties to the Holders, as and for its own debt, until final and indefeasible payment thereof has been made, (a) the payment of the Guarantied Obligations, in each case when and as they become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise; it being the intent of Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; and (b) the punctual and faithful performance, keeping, observance, and fulfillment by the Company of all of the agreements, conditions, covenants, and obligations of the Company contained in the Purchase Agreement, and under each of the Notes.

      3. CONTINUING GUARANTY. This Guaranty includes Guarantied Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guarantied Obligations, changing  the  interest  rate,  payment  terms,  or other  terms and  conditions thereof, or creating new or additional Guarantied Obligations after prior Guarantied Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, Guarantor hereby waives any right to revoke this Guaranty as to future Indebtedness. If such a revocation is effective notwithstanding the foregoing waiver, Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by the Holders, (b) no such revocation shall apply to any Guarantied
Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of the Holders in existence on the date of such revocation, (d) no payment by Guarantor, the Company, or from any other source, prior to the date of such revocation shall reduce the maximum obligation of Guarantor hereunder, and (e) any payment by the Company or from any source other than Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligation of Guarantor hereunder.

      4. PERFORMANCE UNDER THIS GUARANTY. If the Company fails to make any payment of any Guarantied Obligations, on or before the due date thereof, or if the Company fails to perform, keep, observe, or fulfill any other obligation referred to in clause (b) of Section 2 in the manner provided in the Agreement or the Notes, as applicable, Guarantor immediately shall cause the payment to be made or each of the obligations to be performed, kept, observed, or fulfilled.

      5. PRIMARY OBLIGATIONS. This Guaranty is a primary and original obligation of Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions. Guarantor agrees that it is directly, jointly and severally with any other guarantor of the Guarantied Obligations, liable to the Holders, that the obligations of Guarantor hereunder are independent of the obligations of the Company or any other guarantor, and that a separate action may be brought against Guarantor, whether the action is brought against the Company or any other guarantor or whether the Company or any other guarantor is joined in the action. Guarantor agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by the Holders of whatever remedies they may have against the Company or any other guarantor, or the enforcement of any lien or realization upon any security the Holders may at any time possess. Guarantor agrees that any release which may be given by the Holders to the Company or any other guarantor shall not release Guarantor. Guarantor consents and agrees that the Holders shall be under no obligation to marshal any property or assets of the Company or any other guarantor in favor of Guarantor, or against or in payment of any or all of the Guarantied Obligations.

      6. WAIVERS. Guarantor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Agreement, or the creation or existence of any Guarantied Obligations; (iii) notice of the amount of the Guarantied Obligations, subject, however, to Guarantor's right to make inquiry of the Holders to ascertain the amount of the Guarantied Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of the Company or of any other fact that might increase Guarantor's risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to the Notes; (vi) notice of any unmatured event of default or event of default under the Notes; and (vii) all other notices (except if the notice is specifically required to be given to Guarantor under this Guaranty or the Notes) and demands to which Guarantor might otherwise be entitled. To the fullest extent permitted by applicable law, Guarantor waives the right by statute or otherwise to require the Holders to institute suit against the Company or to exhaust any rights and remedies which the Holders have or may have against the Company. In this regard, Guarantor agrees that it is bound to the payment of each and all Guarantied Obligations, whether now existing or hereafter arising, as fully as if such Guarantied Obligations were directly owing to the Holders by Guarantor. Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guarantied Obligations shall have been fully and finally performed and indefeasibly paid) of the Company or by reason of the cessation from any cause whatsoever of the liability of the Company in respect thereof. To the maximum extent permitted by law, Guarantor hereby waives: (i) any rights to assert against the Holders any defense (legal or equitable), set off, counterclaim, or claim which any Guarantor may now or at any time hereafter have against the Company or any other party liable to the Holders; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefor; (iii) any defense arising by reason of any claim or defense based upon an election of remedies by the Holders; (iv) the benefit of any statute of limitations affecting the Guarantors' liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guarantied Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to the Guarantors' liability hereunder.

Until such time as all of the Guarantied Obligations have been fully, finally, and indefeasibly paid in full in cash: (i) each Guarantor hereby waives and postpones any right of subrogation any Guarantor has or may have as against the Company with respect to the Guarantied Obligations; (ii) in addition, each Guarantor hereby waives and postpones any right to proceed against the Company or any other Person, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims (irrespective of whether direct or indirect, liquidated or contingent), with respect to the Guarantied Obligations; and (iii) in addition, each Guarantor also hereby waives and postpones any right to proceed or to seek recourse against or with respect to any property or asset of the Company. If any of the Guarantied Obligations at any time are secured by a mortgage or deed of trust upon real property, the Holders may elect, in their sole discretion, upon a default with respect to the Guarantied Obligations, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing this Guaranty, without diminishing or affecting the liability of Guarantor hereunder except to the extent the Guarantied Obligations are repaid with the proceeds of the foreclosure.

WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY THE CREDITOR, EVEN THOUGH THAT ELECTION OF REMEDIES HAS DESTROYED GUARANTOR'S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST THE PRINCIPAL.

Guarantor agrees that all of the foregoing waivers shall be effective even though any rights or defenses which Guarantor might otherwise have, by subrogation, reimbursement, indemnification or otherwise, against the Company, the Holders or any other person may be diminished, destroyed or otherwise adversely affected, all to the end that Guarantor shall not be exonerated, released or discharged (by virtue of the provisions of any statute, case law or any other law, rule, arrangement or relationship) from its absolute, unconditional and independent liabilities under this Guaranty.

      7. RELEASES. Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing the obligations of Guarantor hereunder, the Holders may, by action or inaction, compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the terms and provisions of the Agreement or the Notes or may grant other indulgences to the Company in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Agreement or any of the Notes, or may, by action or inaction, release or substitute any other guarantor, if any, of the Guarantied Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guarantied Obligations or any other guaranty of the Guarantied Obligations, or any portion thereof.

      8. NO ELECTION. The Holders shall have the right to seek recourse against Guarantor to the fullest extent provided for herein and no election by the Holders to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of the Holders' right to proceed in any other form of action or proceeding or against other parties unless the Holders have expressly waived that right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by the Holders under any document or instrument evidencing the Guarantied Obligations shall serve to diminish the liability of Guarantor under this Guaranty except to the extent that the Holders finally and unconditionally shall have realized indefeasible payment by the action or proceeding.

      9. INDEFEASIBLE PAYMENT. The Guarantied Obligations shall not be considered indefeasibly paid for purposes of this Guaranty unless and until all payments to the Holders are no longer subject to any right on the part of any person whomsoever, including the Company, the Company as a debtor in possession, or any trustee (whether appointed under the United States Bankruptcy Code or otherwise) of the Company's assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential. If, for any reason, all or any portion of the payments to the Holders is set aside or restored, whether voluntarily or involuntarily, after the making thereof, the obligation or part thereof intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made and Guarantor shall be liable for the full amount the Holders is required to repay plus any and all costs and expenses (including attorneys fees) paid by the Holders in connection therewith.

      10. FINANCIAL CONDITION OF THE COMPANY AND OF GUARANTOR. Guarantor represents and warrants to the Holders that it is currently informed of the financial condition of the Company and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guarantied Obligations. Guarantor further represents and warrants to the Holders that it has read and understands the terms and conditions of the Agreement and the Notes. Guarantor hereby covenants that it will continue to keep itself informed of the Company's financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guarantied Obligations. Guarantor further represents and warrants to the Holders that, as of the execution of this Guaranty, and after giving effect to this Guaranty, it is solvent.

      11. SUBORDINATION. Guarantors hereby agrees that any and all present and future indebtedness of the Company owing to Guarantor is postponed in favor of and subordinated to payment, in full, in cash, of the Guarantied Obligations. In this regard, no payment of any kind whatsoever shall be made with respect to any future indebtedness to Guarantor until the Guarantied Obligations have been indefeasibly paid in full.

      12. PAYMENTS; APPLICATION. All payments to be made hereunder by Guarantor shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without deduction (whether for taxes or otherwise) or offset. All payments made by Guarantor hereunder shall be applied as follows: first, to all reasonable costs and expenses (including attorneys fees) incurred by the Holders in enforcing this Guaranty or in collecting the Guarantied Obligations; second, to all accrued and unpaid interest, premium, if any, and fees owing to the Holders constituting Guarantied Obligations; and third, to the balance of the Guarantied Obligations.

      13. ATTORNEYS' FEES AND COSTS. Guarantor agree to pay, on demand, all reasonable attorneys fees and all other reasonable costs and expenses which may be incurred by the Holders in the enforcement of this Guaranty or in any way arising out of, or consequential to the protection, assertion, or enforcement of the Guarantied Obligations (or any security therefor), irrespective of whether suit is brought.

      14. NOTICES. Unless otherwise specifically provided in this Guaranty, any notice or other communication relating to this Guaranty shall be delivered as set forth in the Agreement. All notices or demands sent in accordance with this
Section 14, other than notices by the Holders in connection with Sections 9-611 or 9-621 of the Code, shall be deemed received on the earlier of the date of actual receipt or three calendar days after the deposit thereof in the mail. The Guarantors acknowledge and agree that notices sent by the Holders in connection with Sections 9-611 or 9-621 of the Code shall be deemed sent when deposited in the mail or transmitted by telefacsimile or other similar method set forth above.

      15. CUMULATIVE REMEDIES. No remedy under this Guaranty, under the Agreement, or under the Notes is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guaranty, under the Agreement, or under the Notes, and those provided by law. No delay or omission by the Holders to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of the Holders to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise thereof or the exercise of any other right.

      16. SEVERABILITY. Any provision of this Guaranty which is prohibited or unenforceable under applicable law shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

      17. AMENDMENTS. This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by both Guarantor and the Holders. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

      18. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Holders; provided, however, that Guarantor shall not assign this Guaranty or delegate any of its duties hereunder without the Holders' prior written consent and any unconsented to assignment shall be absolutely void. In the event of any assignment or other transfer of rights by the Holders, the rights and benefits herein conferred upon the Holders shall automatically extend to and be vested in such assignee or other transferee.

      19. NO THIRD PARTY BENEFICIARY. This Guaranty is solely for the benefit of the Holders and their successors and assigns and may not be relied on by any other person or entity.

      20. DISPUTE RESOLUTION. In the event of any dispute arising out of or relating to this Guaranty, such dispute shall be resolved solely and exclusively by confidential binding arbitration with the Orange County branch of JAMS ("JAMS") to be governed by JAMS' Commercial Rules of Arbitration in effect at the time of the commencement of the arbitration (the "JAMS RULES") and heard before one arbitrator. The parties shall attempt to mutually select the arbitrator. In the event they are unable to mutually agree, the arbitrator shall be selected by the procedures prescribed by the JAMS Rules. Each party shall bear its own attorneys' fees, expert witness fees, and costs incurred in connection with any arbitration.

      21. COUNTERPARTS; EFFECTIVENESS. This Guaranty may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original for all purposes; but all such counterparts together shall constitute but one and the same instrument. This Guaranty shall become effective as to Guarantor upon the execution of a counterpart hereof by Guarantor and receipt by the Holders of written or telephonic notification of such execution and authorization of delivery thereof.

      IN WITNESS WHEREOF, the undersigned Guarantor has caused this Guaranty to be duly executed and delivered by its official thereunto duly authorized as of the date first written above.

                                        ORANGE COUNTY PHYSICIANS
                                        INVESTMENT NETWORK, LLC, a California
                                        limited liability company

                                        By:
                                           -------------------------------------
                                           Anil V. Shah, M.D., Manager

                                    EXHIBIT D

                                     FORM OF
                         TRIPLE NET HOSPITAL AND MEDICAL
                              OFFICE BUILDING LEASE

                                     between

                           PACIFIC COAST HOLDINGS, LLC
                                   (Landlord)

                                       and

                      INTEGRATED HEALTHCARE HOLDINGS, INC.
                                    (Tenant)
                    ----------------------------------------

                 TRIPLE NET HOSPITAL AND MEDICAL OFFICE BUILDING
                                      LEASE

      THIS TRIPLE NET HOSPITAL AND MEDICAL OFFICE BUILDING LEASE (the "Lease") is made this ___ day of January, 2005 by and between Pacific Coast Holdings, LLC, a California limited liability company ("Landlord") and Integrated Healthcare Holdings, Inc. a Nevada corporation ("Tenant"), with reference to the following facts:

                                    RECITALS

      A. Tenant is acquiring from Tenet Healthcare System the Property described below pursuant to a certain Asset Sale Agreement incorporated by reference herein ("Tenet Transaction"). Concurrent with the closing of the Tenet Transaction, Tenant is transferring the Property to Landlord whereupon Landlord shall lease back the Property to Tenant on the terms and conditions set forth herein.

      B. Upon the closing of the Tenet Transaction, Landlord shall be the owner of the Property consisting of hospital properties ("Hospital Properties") and medical office buildings ("MOB Properties") more particularly described in Exhibit "A" attached hereto together with the buildings, improvements and fixtures (hereinafter collectively referred to as the "Property").

      C. Tenant is willing to lease the Property from Landlord and Landlord is willing to lease the Property to Tenant on the terms and conditions set forth in this Lease.

      NOW, THEREFORE, the parties agree as follows:

                                    ARTICLE I
                                      TERMS

      1.1 Hospital Properties Lease Term. The term of this Lease for the Hospital Properties shall be twenty-five (25) years, commencing upon the closing of the Tenet Transaction and acquisition of the Hospital Properties by Landlord (the "Commencement Date") and which shall terminate on the last day of the month following twenty-fifth (25th) anniversary of the Commencement Date.

      1.2 Option To Renew Hospital Properties Lease Term. Landlord hereby grants to Tenant the option to extend the term of this Lease for the Hospital Properties (the "Option") for one (1) additional term of twenty-five (25) years each commencing when the initial term expires (the "Option Period") upon each and all of the following terms and conditions:

            (a) This lease shall automatically renew for the Option Period unless, Tenant gives to Landlord, and Landlord actually receives, on a date which is at least six (6) and not more than nine (9) months prior to the date that such Option Period would commence (if exercised), a written notice that Tenant has declined to exercise of the Option to extend this Lease. If said notification of the exercise of the Option is not so given and received, the Option shall automatically renew as herein provided.

            (b) Tenant shall not be in breach of this Lease at the time of exercise of each of the Options.

            (c) All of the terms and conditions of the Lease except where specifically modified by this Option shall apply.

      1.3 MOB Properties Lease Term. The term of this Lease for the MOB Properties shall be one (1) year, commencing upon the closing of the Tenet Transaction and acquisition of the MOB Properties by Landlord (the "Commencement Date") and which shall terminate on the last day of the month following first
(1st) anniversary of the Commencement Date.

                                   ARTICLE II
                                      RENT

      2.1 Joint Financing. Landlord and Tenant are both sophisticated entities. Tenant has requested and Landlord has agreed to permit Tenant to use the Property as collateral for the purposes of joint financing of the Property and Tenant's business operation for an initial period of time and subject to the terms herein, the operations of Tenant and the Property. Tenant's obligation for base rent (Base Rent) payments shall be set in relationship to said financing.

      2.2 Initial Financing. Tenant has arranged for an initial financing (Initial Financing) in the form of a loan with interest at the rate of Fourteen percent (14%) per annum in the amount of Eighty Million Dollars ($80,000,000) of which Thirty Million Dollars ($30,000,000) will be in the form of an operating loan ("Operating Loan") and Fifty Million Dollars ($50,000,000) will be a real estate loan ("Real Estate Loan"). In addition the Tenant may borrow additional funds against accounts receivable ("A/R Financing"). The Operating Loan, the Real Estate Loan and the A/R Financing will be secured by both the Property and Tenant's operations.

2.3 Refinancing. Tenant and Landlord agree that the Initial Financing should be replaced as soon as practical but in any event within two (2) years of the Commencement Date of the lease term. Tenant and Landlord covenant and agree to work cooperatively to secure said refinancing meeting the following criteria:

            (a) The refinancing shall be provided by an institutional lender in an arms length transaction.

            (b) The refinancing shall not exceed One Hundred Million Dollars ($100,000,000) of which not more than Fifty Million Dollars ($50,000,000) will be a Real Estate Loan.

            (c) The terms of said refinancing shall not impair the financial viability of either the Tenant or the Landlord.

            (d) Neither the Landlord, nor any of Landlord's members shall be required to assume any personal liability or obligation for said refinancing. The sole recourse of the lender shall be to the Property and the Tenant's assets.

            (e)   The loan shall be at  commercially  reasonable  rates and upon
                  commercially    reasonable    terms    including    reasonable
                  amortization of principal.

            (f) The loan will not include any contingent interest provisions or any payments other than interest upon a principal sum.

            (g) The loan shall not limit the sale or transfer of all or portions of the Property or of interests in the Landlord for a period greater than five (5) years.

      2.4 Cross Payment Duties. So long as the Real Estate Loan , Operating Loan and/or A/R Financing are cross collateralized, the Tenant shall have an obligation and duty to the Landlord to pay when due all sums coming due under the Operating Loan and A/R Financing and to otherwise fully comply with all terms and conditions of the Operating Loan and A/R Financing and the Landlord shall have an obligation and duty to the Tenant to pay when due all sums coming due under the Real Estate Loan and to otherwise fully comply with all terms and conditions of the Real Estate Loan.

      2.5 Information and Notices. Tenant shall provide copies to Landlord of all notices, reports, information and communications received from or provided to any lender.

      2.6 Time Limit on Cross Collateralization. Five (5) years after the commencement of the lease term, the Landlord shall have the right to terminate the cross collateralization of Operating Loan and A/R Financing with the Real Estate Loan and to refinance the Real Estate Loan as provided in Section 2.13.

      2.8 Base Rent Definitions. The following definitions shall apply to the determination of Base Rent:

            (a) Principal Sum. The "Principal Sum" is Fifty Million Dollars ($50,000,000).

            (b) Cost of Landlord's Principal Sum. The "Cost of Landlord's Principal Sum" is the average annual interest rate charged on loan secured by the first lien Deed of Trust (or Mortgage) on the Property for the preceding month, as the same may vary from time to time.

            (c)   Landlord's Spread.  "The "Landlord's Spread" for the first one
                  (1) year of the lease term is the difference between Twelve percent (12%) per annum and the annual interest rate (which may vary monthly) of the Real Estate Loan but in no event more than Two and One-Half percent (2 1/2 %) per annum, thereafter "Landlord's Spread" is Two and One-Half percent (2 1/2%) over the Cost of Landlord's Principal Sum.

            (d) Amortization Expense. Commencing on the earlier of (i) the refinancing contemplated by Section 2.3 hereof or (ii) two (2) years following the commencement of the lease term, then the "Amortization Expense" shall be the annual sum of Two Million Five Hundred Thousand Dollars ($2,500,000) until such time as a total Amortization Expense of Fifty Million Dollars ($50,000,000) has been paid..

            (e) Consumer Price Index. "Consumer Price Index" or "CPI" shall refer to the "Consumer Price Index, Los Angeles-Long Beach-Anaheim Average, All Items (1982-1984=100)" as published by the United States Department of Labor. In the event that the Bureau shall cease to publish said Consumer Price Index, then the national index shall apply and if the national index is no longer published, then the successor or most nearly comparable index thereto shall be used as determined by Landlord.

      2.9 Hospital Properties Base Rent Calculation. The monthly Hospital Properties Base Rent shall be equal the Principal Sum multiplied by the sum of the Cost of the Landlord's Principal Sum plus the Landlord's Spread the product of which shall be added to Landlord's Amortization Expense, then divided by twelve (12). Set forth as a formula this calculation is as follows:

Monthly Base Rent =
          [Principal Sum x (Cost of Landlord's Principal Sum +Landlord's Spread)] + Amortization Expense 12

            2.10 Hospital  Properties Base Rent Market Adjustment.  On each five
(5) year anniversary of the commencement of this Lease the Hospital Base Rent shall be increased (but not decreased) to an amount equal to the then current fair market rental rate, but in no event increased by more than five percent (5%) over the preceding month's Hospital Base Rent (provided however that such time as the Amortization Payment is no longer being made the five percent (5%) limitation shall cease to apply). Commencing not less than ninety (90) days prior to each fifth (5th) anniversary of the Lease commencement, Landlord and Tenant shall attempt to agree on the fair market rental rate for the Hospital Properties. If the Parties are not able to agree to the fair market rental rate within thirty (30) days, Landlord and Tenant shall each choose an independent, licensed real estate broker, with not less than five (5) years experience in leasing healthcare related facilities including hospitals. The two real estate brokers so appointed shall appoint a third real estate broker, similarly qualified. Each broker shall independently determine the fair market rental rate. The three rates so determined will be averaged. The rate determined by the brokers which varies the most from the average shall be discarded and the two remaining values and the average value shall be averaged and said second average shall constitute the fair market rental rate. Each party shall bear the costs of the real estate broker appointed by that party and the parties shall equally divide the costs of the third real estate broker. Notwithstanding the provisions of this Section 2.10 if at any time the monthly Hospital Base Rent determined in accordance with Section 2.9 hereof would exceed the monthly Hospital Base Rent determined in accordance with this Section 2.10, then this Section 2.10 shall be discarded and the monthly Hospital Base Rent shall be determined in accordance with Section 2.9.

            2.11 MOB Properties Base Rent Calculation. The monthly MOB Properties Base Rent shall be equal the rent received from the MOB Properties, less the actual monthly costs to operate said MOB Properties, and also less a monthly charge for insurance and real property taxes equal to one-twelfth (12th) the estimated cost thereof. In the event the estimated monthly charge for insurance and real property taxes is in error at the end of the lease term, then the Landlord and Tenant shall make an appropriate adjustment so that the sum deducted in order to calculate base rent is correct.

            2.12 Invoicing for Base Rent. Landlord shall on or before the second business day of each month invoice the Tenant for the monthly Base Rent due for the prior month. Base Rent shall be due on or before ten (10) days following the date upon which the Landlord delivers the monthly Base Rent invoice to the Tenant. Any partial month shall be prorated on a daily basis at the rate of 1/30th of the monthly rent per day. Base Rent shall be paid for the month in advance.

            2.13 Landlord's Rights Regarding Financing. Upon termination of the cross collateralization obligations as set forth above, the Landlord shall have the right in the Landlord's commercially reasonable discretion to from time to time alter, replace or revise the loan secured by the first lien Deed of Trust (or Mortgage) on the Property and therefore change the Cost of Landlord's Principal Sum but such refinancing shall not increase Tenant's then prevailing rent over that of the then prevailing fair market value rental rent for the Property. Any dispute under this provision shall be referred to binding arbitration under the provisions of Section 20.22. Tenant shall cooperate in all respects with executing such documents as may be requested by Landlord's lender.

            2.14 Hedging. Either Landlord or Tenant may at their individual options elect to hedge interest rate exposure; however, such hedging shall be undertaken at the sole risk of the party so electing to hedge. Hedging by Tenant shall in no way restrict the Landlord's right to alter, replace or revise the loan secured by the first lien Deed of Trust (or Mortgage) on the Property.

            2.15 CPI Adjustment. On January 1st (or as soon thereafter as available) of each year, the Consumer Price Index figure for the preceding year shall be determined, and the portion of the Base Rent attributable to the Landlord's Spread shall be increased (but not decreased) by the same percentage as the percentage, if any, by which the Consumer Price Index for the January of the preceding year shall have increased as compared with the Consumer Price Index for the January of the current year. Landlord shall provide written notice of the CPI Adjustment to Tenant. In the event that the adjustment has not been determined in time for any invoicing sent, then upon determination of the adjustment, Landlord shall send out adjustment invoices.

            2.16 Other Charges. Except as otherwise expressly provided herein, this Lease is what is commonly called a net-net-net lease, it being understood that Landlord shall receive the Base Rent free and clear of any and all impositions of real and personal Property taxes, or other taxes (excepting Landlord's income tax), insurance costs, costs of repair and maintenance, liens and all other charges, costs, expenses and liabilities in connection with the ownership and operation of the Property and the businesses conducted thereon.

            2.17 Delinquent Rent. Tenant acknowledges that late payment of rent by Tenant to Landlord will cause Landlord to incur costs not contemplated by this Lease, and the exact amount of such costs being extremely difficult and impracticable to fix. Therefore, if any installment of rent is not received within ten (10) days of when due, Tenant shall pay Landlord the additional sum of Five Thousand Dollars ($5,000) of the overdue rent as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payments. Additionally, any payments of Base Rent and any other sums payable by Tenant pursuant to the terms shall bear interest at the maximum legal rate.

            2.18 Minimum Base Rent. Notwithstanding anything elsewhere provided, at all times the minimum monthly Base Rent shall be equal to the Landlord's payment obligations under the Real Estate Loan.

            2.19 MOB Rent Deferral. In the event the Tenant is financially unable to pay the monthly rent on the MOB Properties as provided in Section 2.11, it is agreed that such unpaid shall be amortized together with interest at the rate of four percent (4%) per annum and paid over the subsequent thirty-six
(36) months as additional rent.

                                   ARTICLE III
                             INTENTIONAL LEFT BLANK


                                   ARTICLE IV
                                      TAXES

            4.1 Real Property Taxes. Tenant shall pay, as additional rent, when and as the same become due, and prior to delinquency, all taxes, both general and special, and other charges, including transient occupancy taxes and rental taxes, if any, lawfully imposed or assessed against the Property, including but not limited to any and all licenses, fees or charges, improvement bonds, ordinary and extraordinary, general and special, foreseen and unforeseen, which may be lawfully levied, assessed or imposed during the term of this Lease upon or against Tenant or the Property, and/or the businesses conducted thereon, and including any future tax adopted in lieu of a Property tax, any and all general and special taxes, including any increase in such taxes resulting from a "change in ownership" of Landlord or Tenant (as defined in California Revenue and Taxation Code Section 60, et seq.).

      Where any assessment may, at the option of the taxpayer, be payable in installments, Tenant shall have the right to exercise the option, and Tenant's liability for the payment of the assessment shall be limited to the payment of the installments which become due during the term of this Lease.

      If separate bills are not sent directly to Tenant, Landlord shall furnish Tenant, upon receipt by Landlord, with true copies of each bill to be paid by Tenant in whole or in part.

            4.2 Tax Contest. Upon written application, Tenant shall furnish to Landlord for inspection, and for such use as may be proper for the protection of Landlord's interest in the Property, written evidence duly certified that any and all taxes, assessments or charges required to be paid by Tenant hereunder have been paid, satisfied or otherwise discharged. Tenant, at its sole cost and expense, shall have the right to employ and exhaust all available remedies to protest and contest the amount of any liability for any taxes, assessments, licenses, fees or charges imposed or assessed against the Property, or otherwise to seek reduction or refund. Tenant shall post a bond (or, in lieu thereof, equivalent cash collateral) to prevent enforcement of any lien resulting from the foregoing.

            4.3 Personal Property Taxes. Tenant shall pay, before delinquency, all taxes and assessments levied against any of personal Property that is located on the Property.


                                    ARTICLE V
                                    UTILITIES


            5.1 Utilities. In addition to the rents, taxes, and other charges herein provided, Tenant shall pay, or cause to be paid, as additional rent, all charges for public or private utility services, including, but not limited to, those for water, sewage, electricity, gas, telephone and other utility services, including trash collection supplied to and used on the Property.


                                   ARTICLE VI
                               USE OF THE PROPERTY


            6.1 Use of the Property. Tenant shall use the Property for the purpose of operation of an acute care hospital and delivery of health care services, and any other uses reasonably related thereto (the "Permitted Uses"). Tenant shall not use or permit the Property to be used for any other purpose without the prior written consent of Landlord, which consent may be granted or withheld in the sole and absolute discretion of the Landlord.


                                   ARTICLE VII
                      MAINTENANCE, ALTERATIONS IMPROVEMENTS


            7.1 Maintenance and Repair. Tenant shall, at Tenant's sole cost, keep and maintain the Property in good and sanitary order, condition and repair, including, without limitation, interior and exterior walls, roof, foundation, and equipment. Tenant hereby accepts the Property in its as is condition existing as of the Commencement Date, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Property,

            7.2 Alterations and Improvements.

                  (a) Tenant shall be responsible for making any alterations or improvements to the Property required in order to enable Tenant to use the Property for the Permitted Uses, including without limitation any and all repairs, alterations, improvements of any nature or anything else which may be required for compliance with SB 1953, including without limitation any structural or non-structural alterations. All alterations, improvements, additions and installations (whether or not such installations constitute trade fixtures of Tenant), which may be made to the Property by Tenant, including but not limited to, floor coverings, paneling, doors, drapes, built-ins, moldings, sound attenuation, lighting and telephone or communication systems, conduit, wiring and outlets shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the Property of Landlord and remain upon and be surrendered with the Property at the expiration of the Lease.

                  (b) Tenant shall promptly pay and discharge all claims for work or labor done, supplies furnished or services rendered and shall keep the Property free and clear of all mechanic and materialman liens in connection therewith. Landlord shall have the right to post or keep posted on the Property, or in the immediate vicinity thereof, any notices of non-responsibility for any construction, alteration, or repair of the Property by Tenant. If any such lien is filed, Landlord may, but shall not be required to take such action or pay such amount as may be necessary to remove such lien; and Tenant shall pay to Landlord as additional rent any such amounts expended by Landlord within five
(5) days after notice is received by Tenant of the amount expended by Landlord.


                                  ARTICLE VIII
                              COMPLIANCE WITH LAWS


            8.1 Generally. Tenant, as additional rent, at its sole cost and expense, shall make any and all additions to, repairs and alterations in, the Improvements, the Property which may be required by law or governmental authority, and shall otherwise observe and comply with any and all public laws, ordinances, regulations, agreements, and covenants, conditions and/or restrictions of public record applicable to the Property. Tenant shall be obligated to obtain, at its sole effort, cost and expense, all permits, approval and licenses required for the operation, alteration, addition to or repair of the Improvements.

            8.2 Hazardous Substances - Reportable Uses; Required Consent. The terms Hazardous Substance and Hazardous Substances shall mean any hazardous or toxic materials, pollutants, effluents, contaminants, radioactive materials, flammable explosives, chemicals known to cause cancer or reproductive toxicity, emissions or wastes and any other chemical, material or substance, the handling, storage, release, transportation, or disposal of which is or becomes prohibited, limited or regulated by any federal, state, county, regional or local authority or which, even if not so regulated, is or becomes known to pose a hazard to the health and safety of the occupants of the Property, including, without limitation, (I) petroleum and petroleum by-products, (ii) urea formaldehyde foam insulation, (iii) polychlorinate biphenyls, (iv) all substances now or hereafter designated as "hazardous substances, "hazardous materials" or "toxic substances" pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (CERCLA), 42 U.S.C. Section 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986 (SARA), the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq., the Clean Air Act, 42 U.S.C. Section 7401 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq., or the Resource, Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., or (vi) all substances now or hereafter designated as hazardous substances, hazardous materials, or toxic substances under any other federal, state or local laws or in any regulations adopted and publications promulgated pursuant to said laws.

            8.3 Reportable Use. Tenant shall not engage in any activity in, on or about the Property that constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Landlord and compliance in a timely manner, at Tenant's sole cost and expense, with all Applicable Law (as defined hereinafter). Reportable Use shall mean (I) the installation or use of any above or below ground storage tank (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report and notice, registration or business plan is required to be filed with any governmental authority. Reportable Use shall also include Tenant's being responsible for the presence in, on or about the Property of a Hazardous Substance with respect to which any Applicable Law requires that a notice be given to persons entering or occupying the Property or neighboring properties. Notwithstanding the foregoing, Tenant may, without Landlord's prior consent, but in full compliance with all Applicable Law, use, generate and store any ordinary and customary materials reasonably required to be used by Tenant in the normal course of Tenant's business permitted on the Property by the terms of this
Lease, so long as such use does not expose the Property or neighboring properties to any risk of contamination or damage or expose Landlord to any liability therefor. In addition Landlord may (but without any obligation to do
so) condition its consent to the use or presence of any Hazardous Substance, activity or storage tank by Tenant upon Tenant's giving Landlord such additional assurances as Landlord, in its sole discretion, deems necessary to protect itself, the public, the Property, the Improvements and the environment against damage, contamination or injury and/or liability therefrom or therefor, including, but not limited to, the installation (and removal on or before the expiration of the term of the Lease or earlier termination) of reasonably necessary protective modifications to the Property and the Improvements and/or the disposal and/or the deposit of a security deposit or increase thereof.

            8.4 Duty to Inform Landlord. If Tenant's officers, directors or general manager know, or have reasonable cause to believe, that a Hazardous Substance or a condition involving or resulting from same, has come to be located on, in or under the Property, the Improvements or adjoining properties, other than as previously consented to by Landlord, Tenant shall immediately give written notice of such fact to Landlord. Tenant shall also immediately give Landlord a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, any persons entering or occupying the Property concerning the presence, spill, release, discharge of, or exposure to any hazardous substance or contamination in, on or about the Property, including, but not limited to, all such documents as may be involved in any reportable uses involving the Property.

            8.5 Indemnification. Tenant shall indemnify, protect, defend and hold Landlord, its agents, employees, members and lenders, if any, and the Property harmless from and against any and all loss of rents and/or damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and attorneys fees and consultants fees arising out of or involving the presence, storage, use or transport of any Hazardous Substance or storage tank, whenever arising. Tenant's obligations under this Section shall include, but not be limited to, the effects of any contamination or injury to person, Property or the environment created or suffered by Landlord and for Tenant, and their respective agents, employees, guests, invitees and other persons on the Property, and the cost of investigation (including consultant's and attorney's fees and testing), removal, remediation, restoration, and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Landlord and Tenant shall release Tenant from its obligations under this Lease with respect to the Hazardous Substances or storage tanks, unless specifically so agreed by Landlord in writing at the time of such release.

            8.6 Tenant's Compliance With Applicable Laws. Tenant shall, at Tenant's sole cost and expense, fully, diligently and in a timely manner comply with all Applicable Law, which term is used in this Lease to include all laws, rules, regulations, ordinances, directives, covenants, easements, and restrictions of record, permits, the requirements of any applicable federal, state or municipal governmental authority, applicable fire insurance, underwriter or rating bureau and the recommendations of Landlord's engineers and/or consultants, relating, in any manner, to the Property including, but not limited to, matters pertaining to (I) industrial hygiene (ii) environmental conditions on, in, under, or about the Property, including soil and ground water contamination, (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, signage, spill or release of any Hazardous Substances or storage tank), (iv) the American with Disabilities Act of 1990, as amended, (v) OSHA, (vi) the California Building Code, and (vii) Title 24 now in effect which may hereinafter come into effect, and whether or not reflecting a change in policy from any previous existing policy. Tenant shall, within five
(5) days after receipt of Landlord's written request, provide Landlord with copies of all documents and information, including, but not limited to, permits, registrations, notices, applications, reports and certificates, evidencing Tenant's compliance with any Applicable Law specified by Landlord and shall immediately upon receipt notify Landlord, in writing (with copies of any documents involved), of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Tenant or the Property to comply with any Applicable Law. In the event that as a result of any alteration, addition or change to the Property, or any portion thereof or any improvement constructed thereon, by Tenant which results in the violation of an Applicable Law, then Tenant shall be responsible for compliance with such Applicable Law, including any asbestos abatement or containment required as a result of or in connection with such alteration, addition or change.

                                   ARTICLE IX
                              INTENTIONALLY DELETED


                                    ARTICLE X
                            EXCULPATION AND INDEMNITY


            10.1 Waiver of Landlord Liability. Landlord shall not be liable for any loss, damage or injury of any kind or character to any person or Property
(a) arising from any use and/or condition and extent of the Property, or any part thereof including, without limitation, environmental contamination, (b) caused by any defect in the equipment or other facility located therein, (c) caused by or arising from any act or omission of Tenant, or any of its agents, employees, licensees or invitees, (d) arising from or in connection with the conduct of any business, occupation, transaction, event or other activity occurring on the Property, (e) arising from any accident on the Property or any fire or casualty thereon, (f) occasioned by the failure of Tenant to maintain the Property in a safe condition, or (g) arising from any other cause whatsoever, except as occasioned by the act or gross negligence of any duty by Landlord or its agents or employees occurring after the Commencement Date. Tenant, as a material part of the consideration of this Lease, hereby waives, on its behalf, all claims and damages against Landlord for any such loss, damage or injury to Tenant.

            10.2 Tenant Indemnification. Tenant, for itself and its successors and assigns, hereby agrees to indemnify Landlord, and Landlord's members, managers, agents, representatives, employees and attorneys, free and harmless from and against any and all claims, actions, damages, liabilities and expenses, including attorneys fees and costs, in connection with or arising out of (I) any loss of life, personal injury and/or damage to Property arising from or out of any occurrence in, upon or at the Property, (ii) the occupancy or use by Tenant of the Property, or any part thereof, (iii) arising from or out of Tenants failure to comply with any provision of this Lease, and (iv) with respect to the violation of any of the provisions of this Lease including but not limited to
Article VIII hereof, in the event Landlord shall, without fault on its part, be made a party to any litigation, arbitration or other proceeding commenced by or against Tenant, then Tenant shall protect and hold Landlord harmless, and shall pay all costs, expenses and attorneys fees incurred or paid by Landlord in connection with such litigation, arbitration or other proceeding. Landlord may, at its option, require Tenant to assume Landlord defense in any action covered by this paragraph through counsel satisfactory to Landlord.

            10.3 Survival of Indemnity Obligation. The obligations of Tenant under this Article X shall survive the expiration of the term, or the termination, of this Lease.


                                   ARTICLE XI
                                    INSURANCE


            11.1 Liability. Tenant agrees to maintain, at its expense, as additional rent, during the term of this Lease comprehensive public liability insurance insuring against liabilities related to the condition of or use of the Property and the Improvements, bodily injury, employment related liability, liquor liability, blanket contractual liability, garage liability, garage keepers legal liability, non-owned auto liability and advertising injury, in such amount as may be required by any beneficiary of any deed of trust encumbering the Property, but in no event less than Ten Million Dollars ($10,000,000), combined single limit coverage, specifically insuring performance by Tenant of the indemnity set forth in Article X above, and containing the following provisions:

                  (a) Providing that the coverage is primary and that any coverage Landlord may maintain shall be in excess thereto;

                  (b) Naming Landlord and any beneficiary under any deed of trust encumbering the Property as additional insureds;

                  (c) Providing that the policy cannot be canceled or modified without thirty (30) days prior written notice to Landlord and any beneficiary of a deed of trust encumbering the Property;

                  (d) Providing for a cross liability or a severability of interest endorsement or equivalent thereof;

                  (e) With respect to improvements, alterations, demolitions, and changes required or permitted to be made by Tenant pursuant to the terms of this Lease, contingent liability and builders- risk insurance;

                  (f)  Workers'   compensation  coverage  as  required  by  law,
together with employer's liability coverage;

                  (g) A waiver by Tenant's insurers of any right to subrogation against Landlord, its agents, members, managers, employees and representatives which arises or might arise by reason of any payment under such policy or by reason of any act or admission of Landlord, its agents, members, managers, employees or representatives; and

            11.2 Adjustments. The foregoing limits of coverage and the coverages may be adjusted reasonably by Landlord and Tenant, with the consent of any beneficiary of any deed of trust encumbering the Property, from time to time, but not more often than once during any three (3) year period, during the term of this Lease based upon changes in the amounts of judgments for personal injury and Property damage, industry standards, inflation, and other relevant factors in order to maintain insurance protection at least equivalent to the protection afforded on the Commencement Date. In the event that the Landlord and Tenant are unable to agree upon an adjustment then Landlord and Tenant, the issue shall be resolved by arbitration in accordance with the binding arbitration provisions of
Section 20.22. The cost of such arbitration shall be born by the party whose insurance proposal is closest to the insurance proposal decided upon by the arbitration process.

            11.3 Property. Tenant agrees to maintain, at its expense, as additional rent, during the term of this Lease (a) standard form fire, extended coverage, vandalism, malicious mischief, boiler and machinery coverage, and building ordinance and law coverage endorsements, and special extended insurance, including all risk insurance, and other Property insurance coverage (except earthquake coverage which shall not be required) as may be required by any beneficiary of any deed of trust encumbering the Property, with respect to the Improvements and the Assets in amounts at least equal to the greater of full replacement costs thereof or the amount required by any beneficiary of a deed of trust encumbering the Property, (b) with respect to the construction, demolition, additions, alterations and the like required or permitted to be constructed by Tenant hereunder, builders all-risk insurance insuring the full replacement value of all construction in process on the Property, and (c) business interruption insurance, in an amount satisfactory to Landlord. Tenant shall also maintain, at Tenants expense, earthquake insurance, including sprinkler leakage coverage, building, contents and loss of income, with a limit no less than the probable maximum loss limit as valued either through Landlord or any beneficiary under a deed of trust encumbering the Property. Each policy shall specifically (I) name the beneficiary under any deed of trust encumbering the Property and then Landlord as additional insureds, (ii) provide that all payments shall be made as provided in Article XII above, and that the beneficiary of a deed of trust encumbering the Property shall have first priority and claim to any payments as provided in its deed of trust, and (iii) provide that it cannot be canceled or modified by the insurer without thirty
(30) days prior written notice to Landlord and such beneficiary

            11.4 Personal Property Insurance. Tenant, at Tenant's cost, shall maintain a policy of standard fire and extended coverage insurance (with vandalism and malicious mischief endorsements) on all Tenant's personal Property and alterations to the extent of at least their full replacement value. Tenant shall use the proceeds from any such policy for the replacement of personal Property or the restoration of Tenant's improvements or alterations.

            11.5 Rental Loss and Business Interruption. Tenant shall, at its sole cost and expense, as additional rent, at all times during the term of this Lease, maintain in force a policy of rental loss or business interruption insurance in an amount at least sufficient to pay, for a period of twelve (12) months following any applicable loss, the sum of the following: (a) the then applicable Base Rent as provided in Article II above; (b) all additional rent as provided in this Lease; and (c) the insurance premiums provided in this Article XI.

            11.6 Quality of Policies. The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance policy shall be issued by an insurance company having a rating of not less than A (or equivalent) in Bests Insurance Guide or which is otherwise acceptable to Landlord, and licensed to do business in the State of California. Upon execution of this Lease and thereafter not less than thirty (30) days prior to the expiration date of each insurance policy required to be furnished hereunder, Tenant shall deliver to Landlord a certificate of the insurer reasonably satisfactory to Landlord bearing a notation evidencing the payment of the premium or accompanied by other evidence of payment reasonably satisfactory to Landlord.

            11.7 Adjustments. All policies of insurance required or permitted under this Article XI shall provide for loss thereunder to be adjusted by and payable to the beneficiary under any deed of trust encumbering the Property and then to Landlord or its designee.

            11.8 Payment of Loss. All policies of insurance shall provide for payment of loss to the holder of any security interest in the Property and Landlord, jointly, and if there is no such security interest, or as to any excess, the proceeds shall be paid to Landlord and Tenant, jointly, in trust or if Tenant so elects, to a mutually approved corporate trustee, to be held in trust and applied to the repair and restoration of the Property. When the Improvements have been fully repaired and restored, any excess shall be paid to Tenant. Landlord and Tenant shall use due diligence to cause the holder of any security interest in the Property to make the proceeds of such insurance available for repair and restoration following any casualty or loss covered thereby.

            11.9 Cancellation. Each policy or certificate therefor issued by the insurer shall to the extent obtainable contain a provision that no act or omission of Tenant which would otherwise result in forfeiture or reduction of the insurance therein provided shall affect or limit the obligation of the insurance company to pay the amount of any loss sustained.

            11.10 Compliance with Insurance Requirements. Tenant shall observe and comply with the requirements of all policies of public liability, fire and other policies of insurance in force with respect to the Property.

            11.11 Failure to Obtain Insurance. In the event that Tenant fails to maintain and pay for any of the insurance required by this Article XI, Landlord may (but without obligation to do so) procure such insurance and pay the premiums therefor, in which event Tenant shall repay Landlord all sums so paid by Landlord within ten (10) days following Landlords written demand to Tenant for such payment.

            11.12 Subrogation. The parties release each other, and their respective authorized representatives, from any claims for damage to any person or to the Property and to the fixtures, personal Property, Tenant's improvements, and alterations of either Landlord or Tenant in or on the Property that are caused by or result from risks insured against any insurance policies carried by the parties and in force at the time of any such damage. Each party shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any policy. Neither party shall be liable to the other for any damages caused by fire or any of the risks insured against under any insurance policy required by this Lease.


                                   ARTICLE XII
                                   DESTRUCTION


            12.1 Rent Continues. In case of damage to or destruction of the Property by fire or any other casualty whatsoever, Tenants rental obligations shall continue as provided in Article III above (and elsewhere in this Lease), and Tenant shall, at no cost or expense to Landlord, restore, repair, replace or rebuild improvements of comparable value, use, design, size and utility as existed immediately prior to such damage or destruction. Such obligation of Tenant to restore, repair or rebuild is not conditioned upon the recovery of any insurance proceeds for such damage or destruction. Such restoration, repairs, replacements or rebuilding shall be commenced within a reasonable period of time following such damage and destruction and thereafter diligently prosecuted to completion. All work required to be performed by Tenant under this Article shall be performed in accordance with the provisions of Article VII above and may be performed by Tenant's agents, employees or subtenants.

            12.2 Insurance Available. All insurance proceeds paid as provided in
Section 11.9, less Landlord's actual costs, fees, and expenses, if any, incurred in connection with adjustment of the loss, shall be applied to pay or reimburse Tenant for the payment of the cost of the repair or restoration of the Improvements (including the cost of temporary repairs for the protection of the Improvements pending the completion of the permanent repair or restoration of the Improvements) and shall be paid out from time to time as such restoration progresses upon the written request of Tenant, which request shall be accompanied by a certificate signed by Tenant and Tenant's architect or engineer in charge of the restoration, dated not more than thirty (30) days prior to such request, setting forth the following:

                  (a) That the sum then requested either has been paid by Tenant or is justly due to contractors, subcontractors, materialmen, engineers, architects, or other persons who have rendered services or furnished materials for the restoration; that no part of such request covers expenditures for which a request for payment has previously been made; and that to the best of Tenant's knowledge, the sum requested does not exceed the value of the services and materials described in the certificate; and

                  (b) That, except for the amounts, if any, stated (pursuant to Subsection (a) above) in such certificate to be due for services and materials and except for work in progress on the restoration and materials and supplies ordered and services rendered but not yet billed, there is no outstanding indebtedness known to Tenant, after due inquiry, that is then due and payable for labor, wages, materials, supplies, or services in connection with the restoration.

            12.3 Proceeds Payment. Upon compliance with the foregoing provisions of this Article XII, the person or persons holding the proceeds shall pay from such proceeds to Tenant or the persons named in Tenant's certificate the respective amounts stated in the certificate to have been paid by Tenant or to be due to them as the case may be.

            12.4 Deficiencies. If the insurance proceeds received as a result of the damage or destruction, less the actual costs, fees, and expenses, if any, incurred in connection with the adjustment of the loss, are insufficient to pay the entire cost of restoration, Tenant shall promptly pay the deficiency.

            12.5 Landlord Cure. Notwithstanding any of the foregoing provisions of this Article XII, if Tenant has not commenced construction or has not notified the Landlord that it intends to promptly commence construction within thirty (30) days from the date of the damage or destruction which under the provisions of this Article XII Tenant is obligated to repair, Landlord may thereupon, and without further notice to Tenant, commence such work, or Landlord may exercise any of the rights or remedies provided in this Lease for a default by Tenant. If Landlord elects to undertake the work, all insurance proceeds payable under Article XII as a result of the damage or destruction to the Improvements shall then be held by Landlord for use by Landlord in doing such work. If Landlord undertakes such work, Tenant shall be liable to Landlord for any and all costs and expenses incurred by Landlord in connection therewith in excess of the insurance proceeds.

            12.6 No Rent Abatement. There shall be not abatement of Base Rent or additional rent, or any other sums or obligations of Tenant under this Lease, by reason of any such damage or destruction.

            12.7 No Surrender. Except as otherwise provided in this Lease, no destruction of or damage to the Property, or any part thereof, by fire or any other casualty shall terminate or permit Tenant to surrender this Lease, or relieve Tenant of its obligations to pay the full Base Rent, additional rent and other sums and charges payable under this Lease, or from any of its other obligations under this Lease, and Tenant waives any rights now or hereafter conferred upon it by statute or otherwise, to quit or surrender this Lease or the Property, or any part thereof, or to any suspension, diminution, abatement or reduction of rent, or other charges payable under this Lease on account of such destruction or damage.


                                  ARTICLE XIII
                                  CONDEMNATION


            13.1 Lease Governs. If, during the term or during the period of time between the execution of this Lease and the date the term commences, there is any taking by condemnation of all or any part of the Property, the rights of the parties shall be determined pursuant to the provisions of this Section.

            13.2 Total Taking. If the Property is totally taken by condemnation, this Lease shall terminate on the date of taking and the entire award shall be payable to the Landlord.

            13.3 Partial Taking. If only a portion of the Property is taken by condemnation, this Lease shall continue in effect. Provided, however, Tenant can elect to terminate this Lease if the remaining portion of the Property, other improvements or parking areas are rendered unsuitable for Tenant's continued use of the Property. If Tenant elects to terminate this Lease, Tenant must exercise such right by giving written notice to Landlord within ninety (90) days after the nature and the extent of the taking have been fully determined. Such termination date shall not be earlier than ninety (90) days nor later than one hundred eighty (180) days after Tenant has given termination notice. If Tenant does not terminate this Lease within the time period set forth above, the Lease shall continue in force, except that the base monthly rent shall be reduced by an amount that is in the same ratio to base monthly rent as the value of the area of the portion of the Property taken bears the total value of the Property immediately before the date of taking.

            13.4 Distribution of Award. The condemnation award shall belong to Landlord.

                                   ARTICLE XIV
                                   ASSIGNMENT


            14.1 Assignment. Except for an assignment or sublease to an affiliated company, including, but not limited to, a wholly owned subsidiary or parent entity, Tenant shall not assign, mortgage or encumber this Lease, nor sublet, nor suffer or permit the Property or any part thereof to be used by others, without the prior written consent of Landlord in each instance, which consent, which may be granted or withheld in Landlord's reasonable discretion. Landlord shall be under no obligation to consider a request for Landlord's consent to an assignment until Tenant shall have submitted in writing to Landlord a request for Landlord's consent to such assignment together with audited financial statements of Tenant and the proposed assignee, a history of the proposed assignee's business experience and such other information as required by Landlord to verify that the creditworthiness and business background of the proposed assignee Tenant reimburse Landlord for its time and expense in considering such request. Notwithstanding any other provision of the Lease, Landlord shall have the right to condition Landlord's approval of the assignment or sublease of the Lease by Tenant to a third party on the payment to Landlord of any rent payable under said assignment or sublease in excess of the then current rent payable under the Lease.

            14.2 No Release of Tenant. Regardless of Landlords consent, no subletting or assignment shall release Tenant of Tenants obligation or alter the primary liability of Tenant to pay the rent or to perform all other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant, in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against said assignee. Landlord may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant or the successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this Lease.

            14.3 Involuntary Assignment. No interest of Tenant in this Lease shall be assignable by operation of law. Each of the following acts shall be considered an involuntary assignment:

                  (a) If Tenant becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or is the debtor in a proceeding under the Bankruptcy Act; or, if Tenant is a partnership or consists of more than one person or entity, if any partner or other person or entity becomes bankrupt or insolvent, or makes an assignment for the benefit of others. Provided that in the event of an involuntary bankruptcy proceeding, Tenant shall have sixty (60) days in which to have the proceeding dismissed, before such proceedings shall be considered an involuntary transfer.

                  (b) If a writ of attachment or execution if levied on this Lease and Tenant has not caused the same to be released or discharged within sixty (60) days . Any such involuntary assignment shall constitute a default by Tenant and Landlord shall have the right to elect to terminate this Lease upon fifteen (15) days prior written notice, if such event giving rise to the notice is not removed or cured within the notice period.


                                   ARTICLE XV
                                     DEFAULT


            15.1 Default by Tenant. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by
Tenant:

                  (a) The vacating or abandonment of the Property by Tenant;

                  (b) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of fifteen (15) days after notice by Landlord to Tenant of the failure to receive payment;

                  (c) The failure by Tenant to observe or perform any of the covenants, conditions, or provisions of any franchise agreement affecting the Property or the business operated thereon, or under this Lease to be observed or performed by Tenant, where such failure shall continue for a period of thirty
(30) days after written notice thereof, from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty
(30) days are reasonably required for its cure, than Tenant shall not be deemed to be in default if Tenant commenced the cure within the thirty (30) day period and thereafter diligently prosecutes the cure to completion;

                  (d) The making by Tenant of any general assignment or general arrangement for the benefit of creditors without the consent of Landlord or the beneficiary under any deed of trust encumbering the Property;

                  (e) The filing by or against Tenant, or any guarantor of this Lease, of a petition to have Tenant, or any guarantor of this Lease, adjudicated a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, or any guarantor of this Lease, the same is dismissed within ninety (90) days);

                  (f) The appointment of a trustee or receiver to take possession of substantially all of Tenant's, or any guarantor's of this Lease, assets located at the Property or of Tenant's, or any guarantor's of this Lease, interest in this Lease, where possession is not restored to Tenant, or any guarantor of this Lease, within ninety (90) days; or

                  (g) The attachment, execution or judicial seizure of substantially all of Tenant's, or any guarantor's of this Lease, assets located at the Property or of Tenant's, or any guarantor's of this Lease, interest in this Lease, if not discharged within ninety (90) days.

            15.2 Termination Remedies. Subject to Section 15.7 below, should Tenant breach this Lease or abandon the Property before the end of the term of this Lease, Landlord may terminate this Lease. Upon termination, Tenant shall immediately surrender the Property, the Improvements and the Assets to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any of the remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Property, the Improvements and the Assets, and expel or remove Tenant and any other person who may be occupying the Property, or any part thereof, without being liable for prosecution or any claim or damages therefore, and Landlord may recover from Tenant the following:

                  (a) The worth at the time of award of the unpaid rent which had been earned at the time of termination; plus

                  (b) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided, subject to the provisions of this Section 15.2; plus

                  (c) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after time of award exceeds the amount of such rental loss for such period Tenant proves could be reasonably avoided, subject to the provisions of this Section 15.6; plus

      The worth at the time of award of the amount referred to in Subsections 15.2(a) and (b) above, is computed by allowing interest at ten percent (10%) per annum. The worth at the time of award of the amount referred to in Subsection 15.2(c) above is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award, plus one percent (1%).

      For purposes of this Section 15.2, the Property shall be deemed to be abandoned by Tenant, and this Lease shall terminate, if Landlord gives written notice of its belief of abandonment to Tenant, personally delivered or sent by first class mail, postage prepaid to Tenant at Tenant's last known address and Tenant thereafter fails to give Landlord written notice, prior to the date of termination specified in Landlord's notice, stating that Tenant does not intend to abandon the Property and stating an address at which Tenant may be served by certified mail in any action for unlawful detainer. Landlord may give notice of belief of abandonment to Tenant only where the rent on the Property has been due and unpaid for at least twenty (20) consecutive days and Landlord reasonably believes that Tenant has abandoned the Property. The date of termination of this Lease shall be specified in Landlord's notice and shall not be less than fifteen
(15) days after notice is personally served or not less than eighteen (18) days after notice is deposited in the mail. Nothing contained herein shall preclude Landlord from otherwise proving that the Property has been abandoned by Tenant within the meaning of this Section.

            15.3 Breach Without Termination. Even though Tenant has breached this Lease or abandoned the Property, this Lease continues in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord may, from time to time, enforce all or any of its rights and remedies under this Lease, including the right to recover the rental amounts as they become due. For purposes of this Section 15.3, acts of maintenance or preservation, or efforts to relet the Property, or the appointment of a receiver on initiative of Landlord to protect its interest in this Lease, shall not constitute acts of termination of Tenant's right of possession of the Property.

            15.4 Right of Landlord to Perform. In the event of any default of Tenant, including the payment of money, other than rent, or the performance of obligations required of Tenant under this Lease, then in addition to the other remedies herein granted to Landlord, Landlord may, but shall not be obligated to, and without waiving or releasing Tenant from any obligations of this Lease, make any payment and perform any other acts on Tenant's part to be made or performed. All sums paid by Landlord and all necessary costs incident thereto shall be deemed additional rent.

            15.5 Remedies Not Exclusive. Except as otherwise provided herein, no right or remedy herein conferred on or reserved to Landlord is intended to be exclusive of any other remedy or right, and each and every right or remedy shall be cumulative and in addition to any right or remedy given hereunder or now or hereafter existing at law, in equity or by statute.

            15.6 Default by Landlord. Landlord shall not be deemed to be in default of the performance of any obligation required to be performed by it hereunder unless and until it has failed to perform within thirty (30) days after written notice by Tenant to Landlord specifying therein that Landlord has failed to perform its obligations; provided, however, that if the nature of Landlord's obligations are such that more than thirty (30) days are required for performance, then Landlord shall not be deemed to be in default if Landlord shall commence performance within the thirty (30) day period and thereafter diligently prosecute the same until completion.

            15.7 Expenses of Reletting. Tenant shall be immediately liable to pay Landlord, in addition to any other indebtedness hereunder, the costs and expenses of retaking possession and reletting of the Property and of alterations or repairs to the Property incurred by Landlord for the purposes of reletting the Property after any default of Tenant.

            15.8 Application of Rentals and Receipts. The rentals and receipts received by Landlord shall be applied.

                  (a) First to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; and

                  (b) Second, to the payment of any costs and expenses of retaking and reletting, and of all alterations and repairs as are expended by Landlord; and

                  (c) Third, to the payment of rent due and unpaid hereunder.


                                   ARTICLE XVI
                                     WAIVER


            16.1 Waiver. No delay or omission in the exercise of any remedies of a party upon the default of the other party shall be construed as a waiver. Landlord's approval of any of Tenant's acts which require Landlord's approval shall not be deemed to waive or render unnecessary Landlord's consent to any subsequent acts by Tenant.


                                  ARTICLE XVII
                         LANDLORD'S ENTRY ONTO PROPERTY


            17.1 Landlord's Entry onto Property. Landlord, and Landlord's agents, representatives and other acting on behalf of or with Landlord's authority, shall have the right to enter the Property at any time, upon reasonable notice and from time to time for purposes of inspection of the Property, to assure Tenant's performance of Tenant's obligations under this Lease, and for such other purposes as Landlord may reasonably determine.


                                  ARTICLE XVIII
                     SURRENDER OF PROPERTY AND HOLDING OVER


            18.1 Surrender of Property. On expiration of this Lease Tenant shall surrender the Property to Landlord (along with all Tenant's improvements except those which Tenant has the right or obligation to remove) in good condition, reasonable wear and tear excepted. Tenant shall also perform all restorations made necessary by the removal of Tenant's improvements and/or personal Property within the time periods stated in this Paragraph.

            18.2 Holding Over. If Tenant remains in possession of the Property after expiration of the term, or after the date in any notice given by Landlord to Tenant to terminate this Lease, such possession by Tenant shall be deemed to be a month-to-month tenancy terminable on thirty (30) days' written notice given at any time by either party. During any such month-to-month tenancy, Tenant shall pay all rent required by this Lease, except that Base Rent shall be equal to the last month of the then term Base Rent multiplied by One Hundred ten percent (110%). All provisions of this Lease, except those pertaining to the term and option to extend, shall apply to the month-to-month tenancy.


                                       XIX
                              ESTOPPEL CERTIFICATES


            19.1 Estoppel Certificates. At any time and from time to time, but not more frequently than twice per calendar year, Landlord, on fourteen (14) days' prior written request by Tenant, and Tenant, on fourteen (14) days' prior written request by Landlord, will deliver to the party making the request, and such designees specified by the requesting party, a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there shall have been modifications, stating the modifications), the current monthly Base Rent, the dates to which the rent and any other deposits or charges have been paid, and stating whether or not, to the best knowledge of the party executing the certificate, the party requesting the statement is in default in the performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each default of which the executing party may have knowledge. In addition, Tenant shall provide to Landlord such additional information, confirmations and/or statements as may reasonably be requested by Landlord or Landlord's lender.


                                   ARTICLE XX
                               GENERAL PROVISIONS


            20.1 Attorneys' Fees. If either party commences an action against the other party arising out of or in connection with this Lease, the prevailing party shall be entitled to recover from the other party their reasonable attorneys' fees and costs.

            20.2 Notice. Any notice the parties are required to give under this Lease shall be in writing and either served personally or sent by prepaid, first-class mail addressed as follows:

                 If to Landlord:       Pacific Coast Holdings, LLC
                                       c/o Anil Shah, Co-Manager
                                       2621 Southwestern Street Suite 108
                                       Santa Ana, CA 92704
                                       Telephone: 714-290-5322
                                       Telecopier: 714-279-9588

                                                And

                                       Kali P. Chaudhuri, Co-Manager
                                       6800 Indiana Avenue, Suite 130
                                       Riverside, CA   92506
                                       Telephone: 951-782-8812
                                       Telecopier: 951-782-8850

                 With Copy to:         Harry Lal
                                       1000 South Anaheim Boulevard, Suite 230
                                       Anaheim, CA    92805
                                       Telephone: 714-635-1646
                                       Telecopier: 714-635-2457

                                       William E. Thomas
                                       6800 Indiana Avenue, Suite 130
                                       Riverside, CA    92806
                                       Telephone: 951-782-8812
                                       Telecopier: 951-782-8850

                 If to Tenant:         Integrated Healthcare Holdings, Inc.
                                       Attn: Larry Anderson
                                       695 Town Center Drive, Suite 260
                                       Costa Mesa, CA   92626
                                       Telephone: 714-434-9191
                                       Telecopier: 714-434-9505

      Notice shall be deemed communicated within forty-eight (48) hours from the time of mailing if mailed as provided in this Section.

            20.3 Corporate Authority. If either party is a corporation, that party shall deliver to the other party on execution of this Lease a certified copy of a resolution of its board of directors authorizing the execution of this Lease and naming the officers that are authorized to execute this Lease on behalf of the corporation.

            20.4 Headings. The word titles underlying the Article and Section designations contained herein are inserted solely for convenience and under no circumstances are they to be treated or construed as any part of this instrument.

            20.5 Covenants and Conditions. Each term and each provision of this Lease performable by Tenant and/or Landlord shall be deemed both a covenant and a condition.

            20.6 Successors and Assigns. Subject to the provisions hereof, this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

            20.7 Partial Invalidity. If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease shall be valid and enforced to the fullest extent permitted by law.

            20.8 Amendment. This Lease may be amended only by a writing signed by all the parties hereto.

            20.9 Entire Agreement. This Lease contains the entire agreement of the parties hereto with respect to the matters set forth herein with respect to the leasing of the Property and the Improvements, and supersedes any prior written or oral agreement between them respecting the subject matter contained herein.

            20.10 Construction of Lease. In determining the meaning of, or resolving any ambiguity with respect to, any word, phrase or provision of this Lease, no uncertainty or ambiguity shall be construed or resolved against any party under any rule of construction, including the party primarily responsible for the drafting and preparation of this Lease.

            20.11 Currency. All sums payable hereunder shall be determined and paid in United States Dollars.

            20.12 Quitclaim Deed. At the expiration or earlier termination of this Lease, Tenant shall, upon request of Landlord, execute, acknowledge and deliver to Landlord within thirty (30) days, any quitclaim deeds or other documents to remove the cloud of this Lease from the Property.

            20.13 Recording of Memorandum of Lease. At the request of Tenant, Landlord shall execute and Tenant may record a Memorandum of Lease referencing the Lease in the Official Records of the County Recorder for the County in which the Property is located.

            20.14 Financial Information. During the term of this Lease, Tenant shall provide to Landlord, monthly, quarterly and annual financial statements (audited annually) for the businesses conducted on the Property prepared by an independent certified public accountant using generally accepted accounting principles consistently applied. Landlord shall retain such financial statements in confidence, but may, nevertheless, deliver copies thereof to its advisors, lenders, buyers, investors, attorney, and accountants. In the event of default, Tenant shall provide Landlord full and complete access to all financial information.

            20.15 Relationship of the Parties. Nothing herein shall create between the parties hereto, or be relied upon by others as creating, any relationship of partnership, association, joint venture, or otherwise. The sole relationship of the parties hereto shall be that of Landlord and Tenant.

            20.16 Time of Essence. Time is of the essence of each provision of this Lease.

            20.17 Successors. Subject to the limitations on assignment, this Lease shall be binding on and inure to the benefit of the parties and their successors.

            20.18 Integrated Agreement, Modification. This Lease contains all the agreements of the parties pertaining to the lease of the Property and cannot be amended or modified except by another written agreement.

            20.19 Severability.  The unenforceability,  invalidity or illegality
of  any  provision  of  this  Lease  shall  not  render  the  other   provisions
unenforceable, invalid or illegal.

            20.20 Real Estate Brokers, Finders. Each party represents that it has not had dealings with any real estate broker, finder, or other person, with respect to this Lease in any manner. Each party shall hold harmless the other party from all damages resulting from any claims that may be asserted against the other party by any broker, finder, or other person, with whom the other party has or purportedly has dealt.

            20.21 State Law. This Lease shall be construed and interpreted in accordance with the laws of the State of California.

            20.22 Dispute Resolution. All disputes under this Agreement shall be resolved by arbitration in accordance with the Judicial Arbitration and Mediation Service Comprehensive Arbitration Rules and Procedures before the Judicial Arbitration and Mediation Service ("JAMS"). The arbitration shall be held in Orange County, California (or any place agreed to by the Parties and the arbitrator). The decision of the arbitrator shall be final and binding as to any matters submitted hereunder; provided, however, the Superior Court for the County of Orange shall have jurisdiction for the purpose of compelling arbitration, awarding provisional or equitable relief, confirming the award of the arbitrator, enforcing judgment and similar matters.

                  Notwithstanding any provision of the California Code of Civil Procedure or the applicable rules of the JAMS to the contrary, each Party will have all of the rights of discovery pertaining to civil litigation as provided in the California Code of Civil Procedure. Unless the Parties otherwise agree in writing, any arbitration hereunder will be conducted in accordance with the rules of evidence existing in the State of California at the time of the arbitration.

            20.23 Landlord Authority. The parties recognize that Landlord is a manager managed California limited liability company operated by co-managers. Any approval, disapproval or other action by landlord shall require a writing executed by both co-managers.

            20.24 Subordination. This Lease shall be subject and subordinate at all times to the lien of any mortgage or deed of trust or other encumbrance(s) which may now or which may at any time hereafter be made upon the Property or any portion thereof, or upon Landlord interest therein. This clause shall be self-operative, and no further instrument of subordination shall be required to effect the subordination of this Lease. Nonetheless, in confirmation of such subordination, Tenant shall execute and deliver such further instrument(s) subordinating this Lease to the lien of any such mortgage or deed of trust thereby, and Tenant hereby appoints Landlord the attorney-in-fact of Tenant, irrevocably, to execute and deliver any such instrument(s) for Tenant. If the interests of Landlord under this Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of any mortgage or deed of trust on the Property, Tenant shall be bound to the transferee at the option of the transferee, under the terms, covenants and conditions of this Lease for the remaining term, including any extensions or renewals, with the same force and effect as if the transferee were Landlord under this Lease, and, if requested by such transferee, Tenant agrees to attorn to the transferee as its Landlord. The holder of any mortgage or deed of trust encumbering the Property shall have the right, unilaterally, at any time to subordinate fully or partially its mortgage or deed of trust or other security instrument to this Lease on such terms and subject to such conditions as such holder may consider appropriate in its discretion. Upon request Tenant shall execute and deliver an instrument confirming any such full or partial subordination.

            20.25 Sale by Landlord. In the event the original Landlord hereunder, or any successor owner of the Property or any portion thereof, shall sell or convey same, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to each such new owner.


                                   ARTICLE XXI
                TRANSFER OF OPERATIONS UPON TERMINATION OF LEASE


            21.1. Closing Date. The date on which this Lease either terminates or expires pursuant to its terms or is terminated by either party whether pursuant to a right granted to it hereunder or otherwise shall be referred to as the "Closing Date" in this Article. On the Closing Date, this Lease shall be deemed and construed as an absolute assignment for purposes of vesting in Landlord (or Landlord's designee) all of Tenant's right, title and interest in and to the following intangible Property which is now or hereafter used in connection with the operation of the Property (the "Intangibles") and an assumption by Landlord of Tenant's obligations under the Intangibles from and after the Closing Date; provided that, from and after the Closing Date, Tenant shall indemnify, defend and hold harmless Landlord against any claims, losses, costs or damages, including reasonable attorneys' fees incurred or arising by reason of Tenant's obligations under the Intangibles prior to the Closing Date:

                  (a) service contacts and equipment leases for the benefit of the Property to which Tenant is a party, and which can be terminated without penalty by Tenant within sixty (60) or fewer days' notice or which Landlord requests be assigned to Landlord pursuant to this Article XXI;

                  (b) any provider agreements with Medicare, Medicaid or any other third-party payor programs (excluding the right to any reimbursement for periods prior to the Closing Date, as defined above) entered in connection with the Property to the extent assignable by Tenant;

                  (c) all existing agreements with residents and any guarantors thereof of the Property, to the extent assignable by Tenant (excluding the right to any payments for periods prior to the Closing Date) and any and all patient trust fund accounts; and

                  (d) at Landlord's option, the business of Tenant as conducted at the Property as a going concern, including but not limited to the name of the business conducted thereon and all telephone numbers presently in use therein.

            21.2. Proration. Landlord shall be responsible for and shall pay all accrued expenses with respect to the Property accruing on or after 12:01 a.m. on the day of the Closing Date and shall be entitled to receive and retain all revenues from the Property accruing on or after the Closing Date. Within fifteen
(15) business days after the Closing Date, the following adjustments and prorations shall be determined as of the Closing Date:

                  (a) Real estate taxes, ad valorem taxes, school taxes, assessments and personal Property, intangible and use taxes, if any. If the information as to the actual amount of any of the foregoing taxes and assessments are not available for the tax year in which the Closing Date occurs, the proration of such taxes shall be estimated based upon reasonable information available to the parties, including information disclosed by the local tax office or other public information, and an adjustment shall be made when actual figures are published or otherwise become available.

                  (b) Tenant will terminate the employment of all employees on the Closing Date and shall be and remain liable for any and all wages, accrued vacation and sick leave pay for employees of the Property with respect to the period prior to and including the Closing Date.

                  (c) Landlord shall receive a credit equal to any advance payments by patients at the Property to the extent attributable to periods on and after the Closing Date.

                  (d) The present insurance coverage on the Property shall be terminated as of the Closing Date and there shall be no proration of insurance premiums.

                  (e) All other income from, and expenses of, the Property (other than mortgage interest and principal), including but not limited to public utility charges and deposits, maintenance charges and service charges shall be prorated between Tenant and Landlord as of the Closing Date. Tenant shall, if possible, obtain final utility meter readings as of the Closing Date. To the extent that information for any such proration is not available, Tenant and Landlord shall effect such proration within ninety (90) days after the Closing Date.

                  (f) Tenant shall be and remain responsible for any employee severance pay and accrued benefits which may be payable as the result of any termination of an employee's employment on or prior to the Closing Date.

            21.3. Possession. All necessary arrangements shall be made to provide possession of Leased Property to Landlord on the Closing Date, at which time Tenant shall also deliver to Landlord all medical records, patient records and other personal information concerning all patients residing at the Property as of the Closing Date and other relevant records used or developed in connection with the business conducted at the Property. Such transfer and delivery shall be in accordance with all applicable laws, rules and regulations concerning the transfer of medical records and other types of patient records.

            21.4. Interim Operation. For the period commencing on the Closing Date and ending on the date Landlord, or its designee, obtains any and all appropriate state or other governmental licenses and certifications required to operate the Facility, Tenant hereby agrees that Landlord, or Landlord's designee, shall have the right, but not the obligation, to manage and operate the Property, on a triple net basis, and shall be entitled to all revenues of the Property during such period, and to use any and all licenses, certifications and provider agreements issued to Tenant by any federal, state or other governmental authority for such operation of the Property, if permitted by any such governmental authorities. If Landlord or its designee exercises the right described above in this Section 21.4, the provisions of this Section 21.4 shall be self-operative and shall constitute a management agreement between Tenant, on the one hand, and Landlord or its designee, on the other hand, on the terms set forth above in this Section 21.4 provided, however, that upon the request of Landlord or its designee, Tenant shall enter into a separate management agreement on the terms set forth in this Section 21.4 and on such other terms and provisions as may be specified by Landlord or its designee.


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

            21.5.   Patient  Funds.   Tenant  shall  provide  Landlord  with  an
accounting within fifteen (15) days after the Closing Date of all funds belonging to patients at the Property, which are held by Tenant in a custodial capacity. Such accounting shall set forth the names of the patients for whom such funds are held, the amounts held on behalf of each such patient and Tenant's warranty that the accounting is true, correct and complete. Additionally, Tenant, in accordance with all applicable rules and regulations, shall make all necessary arrangements to transfer such funds to a bank account designated by Landlord, and Landlord shall in writing acknowledge receipt of and expressly assume all Tenant's financial and custodial obligations with respect thereto. Notwithstanding the foregoing, Tenant will indemnify, defend and hold Landlord harmless from all liabilities, claims and demands, including reasonable attorney's fees, in the event the amount of funds, if any, transferred to Landlord's bank account as provided above, did not represent the full amount of the funds then or thereafter shown to have been delivered to Tenant as custodian that remain undisbursed for the benefit of the patient for whom such funds were deposited, or with respect to any matters relating to patient funds which accrued prior to the Closing Date.

            21.6. Cash and Cash Equivalents. All cash, checks and cash equivalent at the Property and deposits in bank accounts (other than patient trust accounts) relating to the Property on the Closing Date shall remain Tenant's Property after the Closing Date. All accounts receivable, loans receivable and other receivables of Tenant, whether derived from operation of the Property or otherwise, shall remain the Property of Tenant after the Closing Date. Tenant shall retain full responsibility for the collection thereof. Landlord shall assume responsibility for the billing and collection of payments on account of services rendered by it on and after the Closing Date. In order to facilitate Tenant's collection efforts, Tenant agrees to deliver to Landlord, within a reasonable time after the Closing Date, a schedule identifying all of those private pay balances owing for the month prior to the Closing Date and Landlord agrees to apply any payments received which are specifically designated as being applicable to services rendered prior to the Closing Date to reduce the pre-Closing Date balances of said patients by promptly remitting said payments to Tenant. Landlord shall retain all other payments received as being applicable to services rendered after the Closing Date. Landlord shall cooperate with Tenant in Tenant's collection of its pre-Closing accounts receivable. Landlord shall have no liability for uncollectible receivables and shall not be obligated to bear any expense as a result of such activities on behalf of Tenant. Landlord shall remit to Tenant or its assignee those portions of any payments received by Landlord which are specifically designated as repayment or reimbursement arising out of cost reports filed for the cost reporting periods ending on or prior to the Closing Date.

            21.7. Residents. With respect to residents at the Property on the Closing Date, Landlord and Tenant agree as follows:

                  (a) With respect to Medicare and Medicaid residents,  Landlord and Tenant agree payment for in-house residents covered by Medicare or Medicaid on the Closing Date will be made (on a per diem basis) by Medicare or Medicaid under current regulations directly to Tenant for services rendered at the Property prior to the Closing Date. Said payments shall be the sole responsibility of Tenant and Landlord shall in no way be liable therefore. After the Closing Date, Landlord and Tenant shall each have the right to review supporting books, records and documentation that are in the possession of the other relating to Medicaid or Medicare payments.

                  (b) If, following the Closing Date, Landlord receives payment from any state or federal agency or third-party provider that represents reimbursement with respect to services provided at the Property prior to the Closing Date, Landlord agrees that it shall remit such payments to Tenant. A copy of the appropriate remittance shall accompany payments by Landlord to Tenant.

            21.8. Additional Documents. In addition to the obligations required to be performed hereunder by Tenant and Landlord on and after the Closing Date, Tenant and Landlord agree to perform such other acts, and to execute, acknowledge, and/or deliver subsequent to the Closing Date such other instruments, documents and materials, as the other may reasonably request in order to effectuate the consummation of the transaction contemplated herein.

            21.9. Tenant Indemnity. Tenant for itself, its successors and assigns hereby indemnifies and agrees to defend and hold Landlord and its successors and assigns harmless from any and all claims, demands, obligations, losses, liabilities, damages, recoveries and deficiencies (including interest, penalties and reasonable attorney's fees, costs and expenses) which any of them may suffer as a result of the breach by Tenant in the performance of any of its commitments, covenants or obligations under this Article XXI, or with respect to any suits, arbitration proceedings, administrative actions or investigations which relate to the use by Tenant of the Property during the Term or for any liability which may arise from operation of the Property as an acute care hospital during the Term, including without limitation, any amounts due or to be reimbursed to any governmental authority based upon any audit or review of Tenant or of the Facility or the operation thereof and pertaining to the period prior to the Closing Date or any amounts recaptured under Title XIX based upon applicable Medicaid/Medicare recapture regulations. The rights of Landlord under this paragraph are without prejudice to any other remedies not inconsistent herewith which Landlord may have against Tenant pursuant to the terms of this Lease. The foregoing indemnity shall survive the expiration or termination of this Lease, whether due to lapse of time or otherwise.

            21.10. Landlord Indemnity. So long as the termination of this Lease is not due to a default by Tenant hereunder, Landlord for itself, its successors and assigns hereby indemnifies and agrees to defend and hold Tenant and its successors and assigns harmless from any and all claims, demands, obligations, losses, liabilities, damages, recoveries and deficiencies (including interest, penalties and reasonable attorney's fees, costs and expenses) which any of them may suffer as a result of the breach by Landlord in the performance of any of its commitments, covenants or obligations under this Article XXI, or with respect to any suits, arbitration proceedings, administrative actions or investigations which relate to the use of the Property after the Term or for any liability which may arise from operation of the Property as an acute care hospital after the Term. The rights of Tenant under this paragraph are without prejudice to any other remedies not inconsistent herewith which Tenant may have against Landlord pursuant to the terms of this Lease or otherwise.

            21.11. Offset Rights. Landlord shall have the right to offset against any monies due Tenant pursuant to the terms of this Article XXI, any amounts due by Tenant to Landlord pursuant to this Lease or due by Tenant to any third party, including without limitation any amounts due for, utilities, insurance premiums, payroll obligations or any other obligation arising from the Property.

            21.12. No Waiver. Anything to the contrary contained in this Article XII notwithstanding, in the event of termination of this Lease is due to a default by Tenant hereunder, none of the provisions of this Article shall in any way limit, reduce, restrict or modify the rights granted to Landlord.

            21.13. Cooperation. Landlord and Tenant agree to cooperate with each other in order to effectuate the terms and provisions of this Article XXI.


                                  ARTICLE XXII
                       LIMITATION OF LANDLORD'S LIABILITY


            22.1. Limitation of Landlord's Liability. In the event of any conveyance or other divestiture of title to the Leased Property the grantor or the person who is divested of title shall be entirely freed and relieved of all covenants and obligations thereafter accruing hereunder, and the grantee or the person who otherwise succeeds to title shall be deemed to have assumed the covenants and obligations of Landlord thereafter accruing hereunder and shall then be Landlord under this Lease. Notwithstanding anything to the contrary provided in this Lease, if Landlord or any successor in interest of Landlord shall be an individual, partnership, limited liability company, corporation, trust, tenant in common or mortgagee, there shall be absolutely no personal, corporate or entity liability on the part of such Landlord or any individual or member of Landlord or any manager, stockholder, director, officer, employee, partner or trustee of Landlord with respect to the terms, covenants or conditions of this Lease, and Tenant shall look solely to the interest of Landlord in the Leased Property for the satisfaction of each and every remedy which Tenant may have for the breach of this Lease; such exculpation from personal, corporate or entity liability to be absolute and without any exception, whatsoever.

                                  ARTICLE XXIII
                            TENANT OPTION TO PURCHASE


      Upon the condition that Tenant has exercised Tenant's option to renew as provided in Section 1.2 hereof, and provided that Tenant is not in default hereunder, Tenant shall have the option to purchase the Hospital Properties upon each and all of the following terms:

            (a) Tenant gives to Landlord, and Landlord actually receives, on a date which is at least six (6) and not more than nine (9) months prior to expiration of the lease term as extended by the exercise of the renewal option. If said notification of the exercise of this Option is not so given and received, the Option shall automatically terminate and be of no further force and effect.

            (b) The Purchase Price for the Hospital Properties shall be the fair market value thereof. The parties agree to meet within thirty (30) days of the exercise of notice of the exercise of said option and attempt to agree upon the fair market price, which if agreed upon shall constitute the purchase price. If the parties are unable to agree, then each shall appoint an appraiser with not less than five (5) years experience in the valuation of hospital properties, the two appraisers shall appoint a third appraiser. Each appraiser shall separately appraise the Hospital Properties. The three appraisals shall then be averaged, the appraisal which deviates the most from the average shall be disregarded and the remaining two appraisals and the average of the three appraisals shall then be averaged, the resulting average shall be deemed the fair market value and shall constitute the purchase price.

            (c) The Hospital Properties shall be transferred in "As Is" "Where Is" condition free of any liens other than for real estate taxes and installments of special assessments not yet due and payable and any other lien which is the obligation of the Tenant under this Agreement.

            (d) The closing date for the sale of the Hospital Properties shall be the date of expiration of the lease term as extended by the exercise of the option, or such other date as the parties may agree upon.

            (e) Any dispute with respect to this option shall be resolved in accordance with Section 20.22 hereof.

                                    EXECUTION

      IN WITNESS THEREOF, Landlord and Tenant have executed this Lease in one or more counterparts which, taken together, shall constitute one agreement.

                                    TENANT

                                    By:
                                         ---------------------------------------

                                    Its:
                                         ---------------------------------------


                                    LANDLORD

                                    By:
                                         ---------------------------------------

                                    Its:
                                         ---------------------------------------

                                    EXHIBIT A

HOSPITAL PROPERTIES

Western Medical Center-Santa Ana
1001 North Tustin Avenue
Santa Ana, CA 92705

Western Medical Center-Anaheim
1025 South Anaheim Boulevard
Anaheim, CA 92805

Costal Communities Hospital
2701 South Bristol Street
Santa Ana, CA 92704

MEDICAL OFFICE BUILDING PROPERTIES

Hospital Department (WMCSA)
999 North Tustin Ave.
Santa Ana, CA 92705

Doctor's Hospital (Coastal)
1901 N. College Ave.
Santa Ana, CA 92706

Doctor's MOB (Coastal)
1901 N. College Ave.
Santa Ana, CA 92706